UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-23881

Sound Point Meridian Capital, Inc.

(Exact name of registrant as specified in charter)

375 Park Avenue, 34th Floor

New York, New York 10152

(Address of principal Executive Offices)

Andrea Sayago
Chief Compliance Officer

Sound Point Meridian Management Company, LLC

375 Park Avenue, 34th Floor

New York, New York 10152

(Name and address of agent for service)

Copies of Communications to:

Harry S. Pangas

Philip T. Hinkle

Dechert LLP

1900 K Street, NW

Washington, DC 20006

(212) 895-2293

(Registrant’s telephone number, including Area Code)

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)	The Annual Report to stockholders of Sound Point Meridian Capital, Inc. (the “Registrant”) for the fiscal year ending March 31, 2026 (the “Reporting Period”) is filed herewith.

SoundPoint MeridianCapital

SOUND POINT MERIDIAN CAPITAL, INC.

Annual Report

MARCH 31, 2026

NYSE Listed: SPMC

Sound Point Meridian Capital, Inc.	Letter to Stockholders and Management’s Discussion of Company Performance
(Unaudited)

Dear Stockholders,

Enclosed you will find the annual report of Sound Point Meridian Capital, Inc. (“we,” “us,” “our,” the “Company” or “SPMC”) for the year ended March 31, 2026.

The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Sound Point Meridian Management Company, LLC (the “Adviser”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and mezzanine tranches of collateralized loan obligations, or “CLOs,” which are securitized by portfolios consisting primarily of below-investment grade U.S. senior secured loans. We aim to leverage our origination, underwriting and portfolio management capabilities to construct a diversified portfolio of CLO investments that provides a steady source of income and downside protection. Our actively managed, flexible investment approach, with a focus on relative value, aims to generate compelling total returns for our stockholders over the long term.

For the year ended March 31, 2026, the Company distributed $3.00 per common share. The Company’s common shares closed the fiscal year at a price of $8.95 per share, delivering a -45.01% total return loss on market value to our investors. For comparison, during the same time period, the S&P 500 Index generated 8.12% total return, while the Morningstar LSTA U.S. Leveraged Loan Index generated 4.81% total return. As of March 31, 2026, the weighted average reinvestment period of our portfolio was 3.8 years versus the CLO 2.01 market median of 3.6 years. The weighted average remaining non-call period of our portfolio was 3.9 years versus the CLO 2.0 market median of 3.9 years. We believe CLO equity investments with longer reinvestment periods provide the ability to manage through periods of loan volatility, while shorter non-call periods provide structural optionality through potential CLO refinancing opportunities.

During the year, we:

●	Deployed $96.6[2] million in new CLO equity investments during the fiscal year and sold $21.3[2] million of existing CLO investments.

●	Refinanced and/or reset 26 CLOs in our portfolio, lengthening reinvestment periods and lowering liability costs, which in many cases increases excess cash flow available to our equity investments.

●	Recorded net investment income (“NII”) and total loss from investment operations of $1.84 and $(6.15), respectively, per weighted average common share[3].

●	Amended our revolving credit facility to extend maturity to August 4, 2028 and increase total capacity to $150 million, with a floating financing rate of term SOFR + 3.75%, providing continued flexibility to deploy capital over time.

●	Issued a 5-year, $57.5 million Series B Preferred Shares offering with a 7.875% stated rate, resulting in net proceeds of approximately $55.7 million.

Common Stock

On March 14, 2025, the Company entered into a committed equity financing agreement with B. Riley Principal Capital II, LLC (“BRPC II”). Under this agreement, the Company has the right, but not the obligation, to direct BRPC II to purchase up to the lesser of (i) $25,000,000 in aggregate gross purchase price of our common stock and (ii) 4,052,100 shares of common stock over a 36-month period. For the year ended March 31, 2026, BRPC II purchased 55,886 shares, resulting in $1,028,244 net proceeds to the Company.

On October 6, 2025, the Company entered into an equity distribution agreement (the “Equity Distribution Agreement”), by and among the Company, the Adviser, the Administrator and AG Asset Strategies LLC (the “Selling Stockholder”), and each of Oppenheimer & Co. Inc., Lucid Capital Markets, LLC, and B. Riley Securities, Inc. (collectively, the “Placement Agents”), as placement agents and/or principals thereunder. Under the Equity Distribution Agreement, the Company may, but has no obligation to, issue and sell, from time to time, up to $100,000,000 in aggregate offering price of shares (the “Company Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), through the Placement Agents, or to Placement Agents as principal for their own accounts. Under the Equity Distribution Agreement, the Selling Stockholder may, but has no obligation to, sell, from time to time, up to 5,297,083 shares of Common Stock (the “Selling Stockholder Shares” and, together with the Company Shares, the “Shares”) through the Placement Agents, or to Placement Agents as principal for their own accounts. Since the inception of the agreement through March 31, 2026, the Company has issued 9,902 new shares, resulting in $156,711 net proceeds to the Company.

As of March 31, 2026, the Company’s NAV was $198.70 million, or $9.63 per share of common stock, compared to our prior year closing NAV of $18.78 per share.

For the year ended March 31, 2026, the Company paid total distributions of $3.00 per common share, of which $1.84 represented NII earned4,5. The Company’s dividend reinvestment plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount of up to 5% to the prevailing market price.

Past performance is not indicative of, or a guarantee of, future performance.
Annual Report | March 31, 2026	1

Sound Point Meridian Capital, Inc.	Letter to Stockholders and Management’s Discussion of Company Performance
(Unaudited)

Debt Financing and Preferred Shares

On July 8, 2025, the Company priced an underwritten public offering of 2,300,000 shares of its 7.875% Series B Preferred Shares due 2030 at a public offering price of $25 per share, which resulted in net proceeds to the Company of approximately $55.7 million after payment of underwriting discounts, commissions and offering expenses payable by the Company. The Series B Preferred Shares are listed on the New York Stock Exchange under the symbol “SPME.”

For the year ended March 31, 2026, the Company paid distributions to preferred shareholders totaling $2.00 and $1.40 per share for Series A and Series B, respectively4,6.

As of March 31, 2026, we had debt outstanding totaling approximately 47% of total assets. Over time and under normal market conditions, the Company expects to employ leverage within a range of 30% to 35% of total assets, although the actual amount of leverage will vary over time. As market conditions change, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Portfolio Update

During the year ended March 31, 2026, we deployed $96.6 million into CLO equity investments across 10 new issue transactions, 19 reset transactions and 16 secondary market purchases. Additionally, we participated in 8 loan accumulation facilities (also known as CLO warehouses).

As of March 31, 2026, our portfolio was diversified across over 95 CLO investments managed by 29 CLO managers. The underlying loan portfolio across all CLO investments consisted of over 1,500 loan issuers across more than 30 sectors on a look-through basis. We believe this strategy of broad diversification enables us to manage risk effectively, providing us with distribution sustainability and downside protection through changing market conditions.

Included within this report you will find detailed portfolio information as well as certain look-through information related to the collateral characteristics of the Company’s investments as of March 31, 2026.

Market Overview

The first quarter of 2026 marked a sharp shift in tone across U.S. credit markets, as a combination of macro uncertainty, geopolitical volatility, and sector-specific stress drove a broad sell-off in risk assets. Following 2025, which was a year mostly defined by strong technicals and aggressive loan spread compression, the market entered the year expecting a rotation from refinancing-driven activity toward M&A-led issuance. While early signs of that transition emerged, the sell off of software-related loans beginning in February 2026 weighed on overall activity.7

U.S. institutional leveraged loan issuance totaled $241 billion in the first quarter, running approximately 32% behind the prior year’s pace, with the shortfall concentrated in refinancing and repricing activity. Opportunistic transactions slowed materially as borrowers stepped back amid widening spreads and increased volatility. M&A-related activity reached a four-year high, supported by several large transactions, though volumes were heavily concentrated, with more than 40 percent of issuance tied to a handful of mega-deals rather than broad-based deal flow.8

Market technicals weakened meaningfully during the quarter. Investor demand declined to a three-year low, driven primarily by negative retail fund flows, while CLO issuance remained comparatively resilient but insufficient to offset the broader pullback. As a result, the supply-demand dynamic shifted materially, with the loan market contracting by roughly $19 billion and the imbalance widening sharply relative to the prior year.9

Against this backdrop, spreads widened across the credit spectrum. Specific to the broadly syndicated loan market B-rated loans spreads widened by roughly 100 basis points from January levels. Loan prices declined during the quarter, with the Morningstar LSTA Leveraged Loan Index posting a negative 0.55% return year-to-date, the weakest first-quarter performance since 2020.8 The selloff was most pronounced in the software sector, where concerns around AI-driven disruption triggered a sharp repricing and contributed to broader risk aversion across credit markets. Outside of software, price declines were more modest, though sentiment deteriorated across sectors as geopolitical developments and inflation uncertainty reduced expectations for near-term monetary easing.

CLO issuance remained relatively stable compared to other segments of the market, totaling approximately $47 billion in the first quarter, modestly below 2025 levels.9 However, activity slowed as the quarter progressed, with CLO managers becoming more cautious in response to volatility and widening liability spreads. CLO refinancing and reset activity declined significantly year-over-year, reflecting less favorable arbitrage conditions and growing investor sensitivity to underlying credit quality.

Past performance is not indicative of, or a guarantee of, future performance.
2	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Letter to Stockholders and Management’s Discussion of Company Performance
(Unaudited)

Looking ahead, the path for credit markets will likely depend on stabilization in macro conditions and a recovery in investor demand.

Subsequent Developments

Subsequent to March 31, 2026, the Company reported an unaudited estimated NAV per common share of $10.57 as of April 30, 2026, received $23.4 million of cash distributions from its investment portfolio, and declared monthly distributions payable on July 31, August 31, and September 30, 2026 of $0.20 per common share, $0.16667 per Series A Term Preferred share, and $0.1640625 per Series B Term Preferred share.

We thank our stockholders for their trust and support during the year.

Ujjaval Desai

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance for the year ended March 31, 2026. The views and opinions in this letter were current as of March 31, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter.

[1]	CLO 2.0 refers to CLOs issued after 2011.
[2]	On a cash basis for the year ending March 31, 2026.
[3]	Weighted average common share is calculated based on the average monthly number of shares of common stock outstanding during the period.
[4]	Amount is estimated on a GAAP basis.
[5]	Distributions on common stock are generally paid from NII (regular interest and dividends) and may also include capital gains and/or a return of capital. The specific tax characteristics of the distributions will be reported to the Company’s stockholders on Form 1099 after the end of the 2026 calendar year.
[6]	Distributions on preferred shares are generally paid from NII (regular interest and dividends) and may also include capital gains and/or a return of capital. The specific tax characteristics of the distributions will be reported to the Company’s stockholders on Form 1099 after the end of the 2026 calendar year.
[7]	PitchBook LCD, U.S. Credit Markets Quarterly Wrap, Q1 2026, pp. 3–4.
[8]	PitchBook LCD, U.S. Credit Markets Quarterly Wrap, Q1 2026, pp. 3.
[9]	PitchBook LCD, U.S. Credit Markets Quarterly Wrap, Q1 2026, pp. 7.

Past performance is not indicative of, or a guarantee of, future performance.
Annual Report | March 31, 2026	3

Sound Point Meridian Capital, Inc.	Important Information
(Unaudited)

This report is transmitted to the stockholders of Sound Point Meridian Capital, Inc. (“we”, “us”, “our,” the “Company” or “SPMC”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Sound Point Meridian Management Company, LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. The net asset value (“NAV”) and market price of the Company’s shares will fluctuate, sometimes independently, based on market, economic, issuer-specific and other factors affecting the Company and its investments. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their NAV, which may increase investors’ risk of loss, even when NAV has increased. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2026. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Past performance is not indicative of, or a guarantee of, future performance.
4	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Financial Performance
(Unaudited)

Performance Data

The following graph shows the market price performance of a $10,000 investment in the Company’s common shares for the period from June 13, 2024 (inception) through March 31, 2026. The performance calculation assumes the purchase of Company shares at net asset value for the beginning of the period and the sale of Company shares at the market price at the end of the period. Ending values for each year are as of March 31 of the applicable year. As the Company’s IPO occurred in June 2024, the value used for the Company’s performance as of March 31, 2026 reflects the Company’s then‐current net asset value per share. For comparative purposes, the performance of a relevant third‐party securities market index, the S&P BDC Index, Morningstar LSTA U.S. Leveraged Loan Index and ICE BofA U.S. High Yield Index, are shown. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan. The performance does not reflect brokerage commissions in connection with the purchase or sale of Company shares, which if included would lower the performance shown. Returns do not reflect the deduction of taxes that a stockholder would pay on Company distributions or the sale of Company shares.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

Comparison of the Change in Value of a $10,000 Investment

Performance figures for certain periods ended March 31, 2026:

	Annualized Total Return
	1 Year	3 years	Since Inception*
Sound Point Meridian Capital Inc.	-45.01%	–%	-24.20%
ICE BofA ML US High Yield Index	6.90%	8.50%	7.45%
S&P BDC Total Return Index	-13.96%	7.06%	-4.38%
Morningstar LSTA US Leveraged Loan Index	4.81%	8.00%	5.45%

*	For the Period June 13, 2024 (Commencement of operations) to March 31, 2026.

Past performance is not indicative of, or a guarantee of, future performance.
Annual Report | March 31, 2026	5

Sound Point Meridian Capital, Inc.	Summary of Certain Unaudited Portfolio Characteristics
March 31, 2026 (Unaudited)

A summary of the portfolio of investments as of March 31, 2026, is illustrated below:

A summary of the collateral characteristics of the CLO equity and other unrated investments as of March 31, 2026, is provided below:

PORTFOLIO SUMMARY[1]

SUMMARY OF UNDERLYING PORTFOLIO[2]

	SPMC	Market Median[6]
Number of Underlying Loans	1,540	–
Aggregate Balance of Underlying Assets ($B)	42.99	–
Average Individual Obligor Exposure	0.07%	–
Weighted Average Portfolio Spread	3.03%	3.03%
Weighted Average Diversity Score	88	84
Weighted Average Moody’s Rating Factor	2,685	2,721
Weighted Average Market Price	95.8	95.36
Weighted Average Facility Size ($B)	1,971	1,926
Weighted Average Bid Depth	6.27	6.31
Weighted Average Junior OC Cushion	4.43	4.33
Weighted Average Reinvestment Period Remaining (Years)	3.81	3.35

A summary of the top ten obligors on a look-through basis to the CLO equity and other unrated investments as of March 31, 2026, is provided below:

A summary of the top ten industries of the underlying borrowers on a look-through basis to the CLO equity and other unrated investments as of March 31, 2026, is provided below:

TOP 10 UNDERLYING OBLIGORS (WEIGHTED AVERAGE EXPOSURE)[2,3]

1.	TransDigm	0.59%
2.	Quikrete Companies	0.49%
3.	Apex Group Treasury	0.43%
4.	Clarios Global LP	0.43%
5.	Charter Communications	0.42%
6.	Azuria Water Solutions	0.41%
7.	Hologic	0.40%
8.	Flutter Entertainment	0.40%
9.	Caesars Entertainment	0.40%
10.	American Airlines	0.39%
TOP 10 INDUSTRIES OF UNDERLYING OBLIGORS (WEIGHTED AVERAGE EXPOSURE)[2,3,4]

1.	Services: Business	10.94%
2.	Banking, Finance, Insurance & Real Estate	10.91%
3.	High Tech	10.58%
4.	Healthcare & Pharmaceuticals	9.65%
5.	Hotels, Gaming & Leisure	5.83%
6.	Capital Equipment	4.39%
7.	Services: Consumer	4.17%
8.	Construction & Building	4.17%
9.	Aerospace & Defense	3.33%
10.	Beverage, Food & Tobacco	3.26%

Past performance is not indicative of, or a guarantee of, future performance.
6	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Summary of Certain Unaudited Portfolio Characteristics
March 31, 2026 (Unaudited)

A summary of the ratings distribution of the underlying borrowers on a look-through basis to the CLO equity and other unrated investments as of March 31, 2026, is provided below:

WEIGHTED AVERAGE RATING DISTRIBUTION2,3,5

A summary of the maturity distribution of the underlying borrowers on a look-through basis to the CLO equity and other unrated investments as of March 31, 2026, is provided below:

WEIGHTED AVERAGE MATURITY DISTRIBUTION2,3

Past performance is not indicative of, or a guarantee of, future performance.
Annual Report | March 31, 2026	7

Sound Point Meridian Capital, Inc.	Summary of Certain Unaudited Portfolio Characteristics
March 31, 2026 (Unaudited)

Notes

1.	The portfolio summary is based on invested assets (i.e., excluding cash) and assumes the estimated market value of the underlying positions as of 3/31/2026.
2.	The information presented herein is on a look-through basis to the CLO equity held by the Company and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated, unaudited and derived from third party sources. Market median is calculated as the median of all CLO 2.0 vintage deals currently in their reinvestment periods as of 3/31/2026.
3.	We obtain our exposure in underlying senior secured loans indirectly through our CLO equity investments.
4.	Industry categories are based on Moody’s industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be reclassified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.
5.	Credit ratings shown are based on those assigned by Moody’s for comparison and informational purposes, if Moody’s does not assign a rating to a particular obligor, the weighted average rating shown reflects Moody’s equivalent rating of a rating agency that rated the obligor, provided, that such other rating is available with respect to a CLO equity investment held by us. In the event multiple ratings are available, the lowest Moody’s rating, or if there is no Moody’s rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade.
6.	For the annual report, the market statistics median calculation methodology was revised to include all active BSL 2.0 CLOs. Previously, the calculation included BSL 2.0 CLOs meeting a minimum AAA factor threshold, defined as current AAA balance divided by original AAA balance, of greater than 50%. Under the revised methodology, CLOs are included if current asset balance is greater than zero. The revised methodology is intended to reflect a broader population of active BSL 2.0 CLOs.

Past performance is not indicative of, or a guarantee of, future performance.
8	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Fees and Expenses
(Unaudited)

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are based on historical fees and expenses incurred by the Company, as appropriate. As of March 31, 2026, (excluding any distributions paid after March 31, 2026), the Company’s leverage, including the outstanding Series A and Series B Preferred Shares and amounts borrowed under the Revolving Credit Facility (defined below), represented approximately 47% of the Company’s total assets (less current liabilities). Such expenses, and actual leverage incurred by the Company, may vary in the future. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	–	%(1)
Offering expenses	–	%(2)
Dividend reinvestment plan expenses	–	(3)
Total stockholder transaction expenses	–%

Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.57	%(4)
Incentive fee	4.75	%(5)
Interest payments on borrowed funds	6.66	%(6)
Other expenses	2.52	%(7)
Total annual expenses	17.50%

(1)	In the event that the Company sells its securities publicly through underwriters or agents, the related prospectus supplement will disclose the applicable sales load.
(2)	In the event that the Company sells its securities publicly through underwriters or agents, the related prospectus supplement will disclose the estimated amount of total offering expenses, the offering price and the offering expenses borne by the Company as a percentage of the offering price.
(3)	The expenses of administering the DRIP are included in “other expenses.” If a participant elects by written notice to the DRIP administrator prior to termination of his or her account to have the DRIP administrator sell part or all of the shares held by the DRIP administrator in the participant’s account and remit the proceeds to the participant, the DRIP administrator is authorized to deduct a $0.03 per share brokerage commission from the proceeds. See “Dividend Reinvestment Plan.”
(4)	We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.75% of our Total Equity Base which is calculated and payable quarterly in arrears. “Total Equity Base” means the net asset value attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in us (howsoever called), including the Series A Preferred Shares and Series B Preferred Shares.

The figure shown in the table above reflects our assumption that we incur leverage in an amount up to approximately 46.73% of our total assets (as determined immediately after the leverage is incurred) and, assumes the pro forma effect of the hypothetical borrowings of the full $150 million available under the Credit Facility. These base management fees are indirectly borne by holders of our common stock and are not borne by the holders of preferred stock or the holders of any other securities that we may issue. See “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee” in our prospectus for additional information regarding the calculation of the management fee.

(5)	We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to a quarterly preferred return, or hurdle, of 2.00% (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. No incentive fee is payable to the Adviser on capital gains whether realized or unrealized. The incentive fee is paid to the Adviser as follows:

●	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed 2.00%;

●	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% in any calendar quarter; and

●	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

Past performance is not indicative of, or a guarantee of, future performance.
Annual Report | March 31, 2026	9

Sound Point Meridian Capital, Inc.	Fees and Expenses
(Unaudited)

●	For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee” in our prospectus.

(6)	“Interest payments on borrowed funds” represents the Company’s annualized interest expense and includes dividends payable on the Series A and Series B Preferred Shares and interest payable on the amounts borrowed under the Revolving Credit Facility (defined below), each as outstanding on March 31, 2026. We may issue additional shares of preferred stock. In the event that we were to issue additional shares of preferred stock, our borrowing costs, and correspondingly its total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of our managed assets attributable to common stock, would increase.
(7)	Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest.

CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche.

Other operating expenses include an estimate of trustee fees and administrative CLO expenses. These amounts can vary but run in the annual range of 0.04% to 0.07% of a CLO’s total assets.

The indirect expenses described above that are associated with our CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then our total annual expenses would have been 17.89% - 18.07% (assuming investment of all of the proceeds of this offering in CLO equity investments).

In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned an internal rate of return above a specified “hurdle” rate. Future CLO fees and expenses indirectly borne by us may be substantially higher because of these fees, which may fluctuate over time.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in shares of our common stock for the time periods indicated, assuming (1) total annual expenses of 17.50% of net assets attributable to our common stock and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$175	$462	$682	$1,032

*	The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The estimated incentive fee of 4.75% under the Investment Advisory Agreement, which assumes a 5% annual return, is included in the example. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example does not include sales loads or estimated offering expenses which, if reflected, would result in higher expenses. In the event that the Company sells its securities publicly through underwriters or agents, the related prospectus supplement will disclose the applicable sales load and the estimated offering expenses borne by the Company.

Past performance is not indicative of, or a guarantee of, future performance.
10	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Statement of Assets and Liabilities
March 31, 2026

ASSETS
Investments, at fair value (Cost $553,012,135)	$368,151,940
Cash and cash equivalents	5,806,207
Interest receivable	69,266
Prepaid expenses and other assets	499,971
Total assets	374,527,384

LIABILITIES
Revolving credit facility payable	60,000,000
8.00% Series A Preferred Shares due 2029 (Principal $57,500,000); net of $1,491,215 of deferred issuance cost)	56,008,785
7.875% Series B Preferred Shares due 2030 (Principal $57,500,000); net of $1,995,754 of deferred issuance cost)	55,504,246
Incentive fees payable (Note 5)	1,740,636
Advisory fees payable (Note 5)	1,367,378
Professional fees payable	532,001
Interest payable on revolving credit facility	331,469
Transfer agent fees payable	9,032
Accrued expenses and other liabilities	335,810
Total liabilities	175,829,357

Commitments and contingencies (Note 10)

NET ASSETS applicable to common stock $0.001 par value, 450,000,000 shares authorized 20,628,825 shares issued and outstanding	$198,698,027

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value	$20,629
Capital in excess of par value	367,110,421
Total distributable earnings/(accumulated losses)	(168,433,023)
NET ASSETS	$198,698,027

Net asset value per share	$9.63
Market price per share	$8.95
Percentage of market price premium to net asset value per share	(7.06%)

See Notes to Financial Statements.
Annual Report | March 31, 2026	11

Sound Point Meridian Capital, Inc.	Schedule of Investments
March 31, 2026

Issuer(1)(2)(3)(4)(5)	ACQUISITION DATE(6)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(7)
Collateralized Loan Obligations - Debt(8)(9)
Structured Finance - Debt
Ares LXVIII CLO, Ltd.
Secured Note - Class F, (3 Month SOFR + 10.08%, due 04/25/2035)	6/13/2024	$51,000	$51,271	$51,002
KKR CLO 40, Ltd.
Secured Note - Class ER, (3 Month SOFR + 7.25%, due 10/20/2034)	6/13/2024	1,397,000	1,395,837	1,229,805
Total Collateralized Loan Obligations - Debt - (0.64%)			$1,447,108	$1,280,807

Collateralized Loan Obligations - Equity(9)(10)
Structured Finance - Equity
AB BSL CLO 5, Ltd.
Subordinated Note (effective yield 12.42%, maturity 1/20/2038)	11/18/2024	1,786,080	1,533,051	1,000,562
AB BSL CLO 6, Ltd.
Subordinated Note (effective yield 13.48%, maturity 7/20/2037)(11)	5/19/2025	8,173,770	7,388,310	6,213,333
AGL CLO 24, Ltd.
Subordinated Note (effective yield 8.69%, maturity 7/25/2036)(11)	6/13/2024	11,216,400	10,130,941	5,659,981
AGL CLO 28, Ltd.
Subordinated Note (effective yield 0%, maturity 1/21/2037)(11)	6/13/2024	17,771,250	5,794,281	1,620,154
AGL CLO 30, Ltd.
Subordinated Note (effective yield 2.37%, maturity 4/21/2037)(11)	6/13/2024	6,987,330	5,979,343	3,312,410
AGL CLO 33, Ltd.
Subordinated Note (effective yield 4.82%, maturity 7/21/2029)(11)(12)	7/5/2024	19,600,000	15,881,850	10,069,520
Anchorage Capital CLO 16, Ltd.
Subordinated Note (effective yield 11.86%, maturity 1/19/2035)	6/13/2024	2,023,100	929,670	684,577
Anchorage Capital CLO 18, Ltd.
Subordinated Note (effective yield 0%, maturity 4/15/2034)	6/13/2024	1,800,000	705,574	186,660
Anchorage Capital CLO 24, Ltd.
Subordinated Note (effective yield 11.2%, maturity 4/15/2034)	6/13/2024	23,490,000	9,952,934	5,705,016
Ares LXX CLO, Ltd.
Subordinated Note (effective yield 10.94%, maturity 10/25/2035)	6/13/2024	10,125,000	8,320,434	6,577,706
Ares Loan Funding V, Ltd.
Subordinated Note (effective yield 7.19%, maturity 7/25/2037)	6/13/2024	2,677,500	1,949,848	1,073,383
Ares LXVIII CLO, Ltd.
Subordinated Note (effective yield 5.94%, maturity 4/25/2035)	6/13/2024	3,600,000	3,040,098	1,838,484
Bain Capital Credit CLO 2019-4, Ltd.
Subordinated Note (effective yield 0%, maturity 4/23/2035)	6/13/2024	300,000	149,322	59,863
Bain Capital Credit CLO 2022-4, Ltd.
Subordinated Note (effective yield 10.29%, maturity 7/16/2035)	6/13/2024	12,945,000	7,956,108	4,558,452
Bain Capital Credit CLO 2023-4, Ltd.
Subordinated Note (effective yield 10.63%, maturity 10/21/2036)	6/13/2024	8,216,975	5,707,339	4,399,451
Bain Capital Credit CLO 2023-2, Ltd.
Subordinated Note (effective yield 9.25%, maturity 7/18/2036)	6/14/2024	3,690,000	2,620,543	1,822,343
Bain Capital Credit CLO 2023-1, Ltd.
Subordinated Note (effective yield 11.01%, maturity 4/16/2036)	7/16/2024	12,579,000	8,432,920	5,017,764
Balboa Bay Loan Funding 2025-2, Ltd.
Subordinated Note (effective yield 8.12%, maturity 1/20/2039)(11)	11/21/2025	4,996,200	4,502,669	4,238,448
Ballyrock CLO 23, Ltd.
Subordinated Note (effective yield 12.09%, maturity 4/25/2036)	6/13/2024	3,100,000	2,346,621	1,584,720
BBAM US CLO I, Ltd.
Subordinated Note (effective yield 15.39%, maturity 3/30/2038)	1/13/2026	1,440,000	848,056	667,348
BBAM US CLO III, Ltd.
Subordinated Note (effective yield 11.57%, maturity 10/15/2038)	10/29/2025	6,750,000	5,235,475	3,873,352
Benefit Street Partners CLO 43, Ltd.
Subordinated Note (effective yield 7.72%, maturity 10/20/2038)	8/20/2025	3,610,000	3,646,008	2,668,151
Benefit Street Partners CLO IX, Ltd.
Preferred Shares (effective yield 11.67%, maturity 7/25/2025)	6/6/2025	2,250	2,153,929	1,408,815

See Notes to Financial Statements.
12	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Schedule of Investments
March 31, 2026

Issuer(1)(2)(3)(4)(5)	ACQUISITION DATE(6)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(7)
Collateralized Loan Obligations - Equity(9)(10) (Continued)
Structured Finance - Equity (Continued)
Benefit Street Partners CLO XV, Ltd.
Subordinated Note (effective yield 14.03%, maturity 7/18/2031)	4/24/2025	$6,566,327	$3,444,029	$2,176,213
Benefit Street Partners CLO XXVII, Ltd.
Subordinated Note (effective yield 14.45%, maturity 10/20/2037)	9/11/2025	7,080,500	7,204,528	5,364,116
Benefit Street Partners CLO XXXII, Ltd.
Subordinated Note (effective yield 14.53%, maturity 10/25/2036)(12)	6/13/2024	19,608,000	16,267,921	14,598,744
Benefit Street Partners CLO XXXIV, Ltd.
Subordinated Note (effective yield 8.36%, maturity 7/25/2037)	6/13/2024	13,841,800	12,268,600	8,039,871
Birch Grove CLO 4, Ltd.
Subordinated Note (effective yield 8.6%, maturity 4/15/2034)	7/2/2024	8,600,000	7,473,981	4,898,130
Birch Grove CLO 9, Ltd.
Subordinated Note (effective yield 9.22%, maturity 10/22/2037)	7/18/2024	6,090,000	6,199,114	4,279,321
Carlyle US CLO 2019-2, Ltd.
Subordinated Note (effective yield 19.23%, maturity 10/15/2037)	1/15/2026	6,966,000	3,266,462	2,413,022
Carlyle US CLO 2022-6, Ltd.
Subordinated Note (effective yield 11.8%, maturity 10/25/2036)(11)	6/13/2024	5,945,940	5,331,423	4,034,640
Carlyle US CLO 2022-4, Ltd.
Subordinated Note (effective yield 11.96%, maturity 7/25/2034)	6/13/2024	12,241,800	11,272,795	8,086,933
Carlyle US CLO 2023-5, Ltd.
Subordinated Note (effective yield 9.83%, maturity 1/27/2036)	6/13/2024	8,085,225	1,812,767	1,495,767
Carlyle US CLO 2023-1, Ltd.
Subordinated Note (effective yield 9.2%, maturity 7/20/2035)	6/13/2024	5,384,375	4,202,603	2,812,797
Carlyle US CLO 2024-5, Ltd.
Subordinated Note (effective yield 6.8%, maturity 10/25/2036)(12)	9/26/2024	20,966,850	18,555,395	12,521,403
CIFC Funding 2014-V, Ltd.
Subordinated Note (effective yield 10.57%, maturity 7/17/2037)	7/24/2025	16,537,600	6,956,521	3,841,684
CIFC Funding 2017-I, Ltd.
Subordinated Note (effective yield 13.62%, maturity 4/21/2037)	5/14/2025	10,168,153	3,719,960	2,895,890
CIFC Funding 2017-V, Ltd.
Subordinated Note (effective yield 13.63%, maturity 7/17/2037)	7/8/2025	3,025,000	1,176,918	763,510
CIFC Funding 2018-V, Ltd.
Subordinated Note (effective yield 13.06%, maturity 7/15/2038)	7/21/2025	800,000	418,236	274,592
Danby Park CLO, Ltd.
Subordinated Note (effective yield 7.77%, maturity 10/21/2035)	6/13/2024	117,500	498,841	251,807
Dryden 76 CLO, Ltd.
Subordinated Note (effective yield 14.46%, maturity 10/15/2054)	8/8/2025	14,368,180	4,887,337	3,365,028
Dryden 83 CLO, Ltd.
Subordinated Note (effective yield 13.87%, maturity 4/18/2037)	5/6/2025	8,483,559	3,259,061	2,690,985
Dryden 87 CLO, Ltd.
Subordinated Note (effective yield 9.63%, maturity 5/20/2034)	6/17/2024	4,247,100	2,003,034	1,157,164
Dryden 93 CLO, Ltd.
Subordinated Note (effective yield 15.88%, maturity 1/15/2038)	6/12/2025	318,000	124,064	74,122
Dryden 102 CLO, Ltd.
Subordinated Note (effective yield 12.43%, maturity 10/15/2036)	2/7/2025	15,246,000	11,665,467	8,481,350
Dryden 107 CLO, Ltd.
Subordinated Note (effective yield 10.7%, maturity 8/15/2035)(11)	6/13/2024	11,345,200	9,281,536	6,227,855
Dryden 113 CLO, Ltd.
Income Note (effective yield 13.93%, maturity 10/15/2037)	5/14/2025	578,825	423,353	305,041
Dryden 119 CLO, Ltd.
Subordinated Note (effective yield 8.97%, maturity 4/15/2036)	6/13/2024	5,468,000	4,425,686	3,457,198
Eaton Vance CLO 2019-1, Ltd.
Subordinated Note (effective yield 3.35%, maturity 4/15/2031)(11)	6/13/2024	100,000	580,964	464,266
Galaxy 36 CLO, Ltd.
Subordinated Note (effective yield 10.76%, maturity 10/15/2038)(11)	10/27/2025	3,600,000	3,391,963	2,889,548

See Notes to Financial Statements.
Annual Report | March 31, 2026	13

Sound Point Meridian Capital, Inc.	Schedule of Investments
March 31, 2026

Issuer(1)(2)(3)(4)(5)	ACQUISITION DATE(6)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(7)
Collateralized Loan Obligations - Equity(9)(10)(Continued)
Structured Finance - Equity (Continued)
Green Lakes Park CLO LLC
Subordinated Note (effective yield 18.17%, maturity 10/25/2033)	6/13/2024	$2,021,760	$1,163,026	$1,021,676
Kennedy Lewis CLO 3, Ltd.
Subordinated Note (effective yield 3.82%, maturity 10/20/2029)	6/13/2024	2,422,500	1,296,763	606,885
Kennedy Lewis CLO 6, Ltd.
Subordinated Note (effective yield 10.71%, maturity 1/22/2035)	6/13/2024	1,300,000	835,429	512,499
Kennedy Lewis CLO 9, Ltd.
Subordinated Note (effective yield 9.71%, maturity 10/20/2034)	6/13/2024	5,160,000	3,636,922	1,865,907
Kennedy Lewis CLO 12, Ltd.
Subordinated Note (effective yield 13.68%, maturity 7/20/2036)	6/13/2024	750,000	552,484	327,607
KKR CLO 40, Ltd.
Subordinated Note (effective yield 0%, maturity 10/20/2034)	6/13/2024	9,394,000	4,850,549	1,559,334
KKR CLO 44, Ltd.
Subordinated Note (effective yield 10.37%, maturity 1/20/2036)	6/13/2024	10,809,375	8,116,929	5,863,653
KKR CLO 47, Ltd.
Subordinated Note (effective yield 10.94%, maturity 1/15/2038)	11/1/2024	3,567,500	3,074,925	2,154,592
KKR CLO 48, Ltd.
Subordinated Note (effective yield 8.73%, maturity 10/20/2036)	6/13/2024	5,630,625	4,279,322	2,677,700
Lewey Park CLO, Ltd.
Subordinated Note (effective yield 8.02%, maturity 10/20/2037)(11)(12)	9/27/2024	31,162,500	26,496,354	17,591,402
Lodi Park CLO, Ltd.
Subordinated Note (effective yield 6.94%, maturity 7/21/2037)(11)	6/13/2024	10,593,285	8,934,346	4,891,815
Morgan Stanley Eaton Vance CLO 2022-18, Ltd.
Subordinated Note (effective yield 13.2%, maturity 10/20/2035)(11)	6/13/2024	5,951,000	4,354,713	2,401,465
Morgan Stanley Eaton Vance CLO 2022-17A, Ltd.
Subordinated Note (effective yield 8.82%, maturity 7/20/2035)(11)	6/13/2024	15,810,000	11,054,649	5,487,469
Neuberger Berman Loan Advisers CLO 43, Ltd.
Subordinated Note (effective yield 7.06%, maturity 7/17/2035)	6/13/2024	3,250,000	1,833,407	1,246,895
Neuberger Berman Loan Advisers CLO 54, Ltd.
Subordinated Note (effective yield 6.86%, maturity 4/23/2038)	6/13/2024	3,981,600	3,276,669	2,025,121
Neuberger Berman Loan Advisers CLO 55, Ltd.
Subordinated Note (effective yield 6.45%, maturity 4/22/2038)	6/13/2024	1,036,000	878,458	553,928
Neuberger Berman Loan Advisers CLO 57, Ltd.
Subordinated Note (effective yield 7.07%, maturity 10/24/2038)	9/18/2024	7,527,000	6,530,590	4,343,756
OCP CLO 2020-20, Ltd.
Subordinated Note (effective yield 4.67%, maturity 4/18/2037)	8/31/2025	2,000,000	1,483,557	942,821
OCP CLO 2021-22, Ltd.
Subordinated Note (effective yield 6.44%, maturity 12/2/2034)	6/13/2024	4,632,457	2,992,020	2,088,080
OCP CLO 2022-24, Ltd.
Subordinated Note (effective yield 10.87%, maturity 7/20/2035)	6/13/2024	9,938,088	6,399,164	4,655,000
OCP CLO 2023-28, Ltd.
Subordinated Note (effective yield 10.06%, maturity 7/16/2036)(11)	6/13/2024	690,000	615,349	496,933
OCP CLO 2024-32, Ltd.
Subordinated Note (effective yield 9.37%, maturity 4/23/2037)	1/12/2026	5,148,000	3,429,564	2,856,676
OCP CLO 2024-35, Ltd.
Subordinated Note (effective yield 6.15%, maturity 10/25/2037)(12)	8/20/2024	29,749,650	26,691,625	16,551,218
OCP CLO 2025-40, Ltd.
Subordinated Note (effective yield 9.23%, maturity 4/16/2038)(12)	2/12/2025	16,712,800	14,493,222	11,500,913
Palmer Square CLO 2024-1, Ltd.
Subordinated Note (effective yield 6.20%, maturity 4/15/2037)	7/23/2025	3,200,000	2,636,197	1,816,064
Park Blue CLO 2022-1, Ltd.
Subordinated Note (effective yield 6.39%, maturity 10/20/2037)	1/30/2025	13,775,000	9,143,212	4,184,294
Park Blue CLO 2024-VI, Ltd.
Subordinated Note (effective yield 6.98%, maturity 1/25/2038)(12)	12/16/2024	18,321,225	15,726,517	10,002,473

See Notes to Financial Statements.
14	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Schedule of Investments
March 31, 2026

Issuer(1)(2)(3)(4)(5)	ACQUISITION DATE(6)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(7)
Collateralized Loan Obligations - Equity(9)(10)(Continued)
Structured Finance - Equity (Continued)
Park Blue CLO 2025-VII, Ltd.
Subordinated Note (effective yield 10.87%, maturity 4/25/2038)	3/5/2025	$13,076,910	$11,752,930	$8,642,660
RAD CLO 24, Ltd.
Subordinated Note (effective yield 3.7%, maturity 7/20/2037)	6/13/2024	1,450,575	1,198,460	642,126
RAD CLO 26, Ltd.
Subordinated Note (effective yield 8.79%, maturity 10/20/2037)(11)	8/7/2024	14,676,900	12,620,303	7,241,104
Regatta 30 Funding, Ltd.
Subordinated Note (effective yield 7.84%, maturity 1/25/2038)(11)	11/25/2024	8,685,300	7,420,990	4,912,406
Regatta 35 Funding, Ltd.
Subordinated Note (effective yield 9.36%, maturity 10/15/2038)(11)	8/15/2025	12,200,000	11,420,868	8,047,412
Regatta XIII Funding, Ltd.
Subordinated Note (effective yield 0%, maturity 7/15/2031)	7/25/2025	20,210,000	80,840	80,840
Regatta XXI Funding, Ltd.
Subordinated Note (effective yield 11.7%, maturity 10/20/2034)	6/13/2024	2,193,000	1,439,981	830,752
Regatta XXVII Funding, Ltd.
Subordinated Note (effective yield 11.52%, maturity 4/26/2037)	9/16/2025	660,000	440,520	316,226
Regatta XXVIII Funding, Ltd.
Subordinated Note (effective yield 4.75%, maturity 4/25/2037)	6/13/2024	2,656,000	2,084,847	1,154,298
Riverbank Park Clo, Ltd.
Subordinated Note (effective yield 6.26%, maturity 1/25/2038)(11)	12/18/2024	3,052,500	2,724,404	1,858,287
Rockford Tower CLO 2022-2, Ltd.
Subordinated Note (effective yield 10.32%, maturity 10/20/2035)(11)	6/13/2024	17,854,900	10,706,454	7,187,285
Rockford Tower CLO 2023-1, Ltd.
Subordinated Note (effective yield 11.55%, maturity 1/20/2036)(11)	6/13/2024	8,806,875	7,732,058	5,265,144
Rockford Tower CLO 2024-1, Ltd.
Subordinated Note (effective yield 10.05%, maturity 4/20/2037)(11)	6/13/2024	8,155,240	6,340,311	4,373,860
Rockford Tower CLO 2025-1, Ltd.
Subordinated Note (effective yield 10.78%, maturity 3/31/2038)(11)	2/3/2025	13,064,058	9,929,333	7,237,135
RRAM 2024-28, Ltd.
Subordinated Note (effective yield 0%, maturity 4/15/2037)	6/13/2024	5,400,503	5,653,068	2,835,264
RRAMX 2021-6A, Ltd.
Subordinated Note (effective yield 7.56%, maturity 1/15/2037)	6/13/2024	24,243,000	13,229,912	9,567,258
Silver Point CLO 10, Ltd.
Subordinated Note (effective yield 9.35%, maturity 7/15/2038)	5/29/2025	1,335,000	1,066,809	675,188
Silver Point CLO 11, Ltd.
Subordinated Note (effective yield 6.87%, maturity 7/15/2038)	6/30/2025	2,000,000	1,637,681	1,128,330
Tallman Park CLO, Ltd.
Subordinated Note (effective yield 7.5%, maturity 7/20/2038)	6/26/2025	2,221,265	1,269,968	744,723
TCW CLO 2021-1, Ltd.
Subordinated Note (effective yield 12.3%, maturity 3/18/2034)	6/13/2024	778,400	367,285	211,569
Warwick Capital CLO 6, Ltd.
Subordinated Note (effective yield 13.11%, maturity 7/20/2038)(11)	5/22/2025	2,603,600	2,354,160	1,591,600
Total Collateralized Loan Obligations - Equity - (184.64%)			$551,565,027	$366,871,133

Total Investments - 185.28%			$553,012,135	$368,151,940

Liabilities in Excess of Other Assets - (85.28%)				(169,453,913)
Net Assets - 100.00%				$198,698,027

See Notes to Financial Statements.
Annual Report | March 31, 2026	15

Sound Point Meridian Capital, Inc.	Schedule of Investments
March 31, 2026

(1)	The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if it owned 25% or more of its voting securities and would be an “affiliate” of the portfolio company if the Company owned 5% or more of its voting securities.
(2)	All or a portion of the securities are pledged as collateral for the Revolving Credit Facility as of March 31, 2026.
(3)	All securities exempt from registration under the Securities Act of 1933, as amended, and are deemed to be “restricted securities”.
(4)	Level 3 securities fair valued under procedures established by the Board of Directors, represent 185.28% of Net Assets. The total value of these securities is $368,151,940.
(5)	All securities have exposure to the United States, which represents the principal country of risk.
(6)	Acquisition date represents the initial purchase date of investment and/or the contribution date of the initial seed portfolio on June 13, 2024.
(7)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(8)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(9)	The fair value of CLO equity and CLO Debt investments are classified as Level 3 investments. See Note 3 “Investments” for further discussion.
(10)	Weighted average effective yield on cost was 9.1%. Effective yields for CLO equity investments are as of March 31, 2026 forward looking.
(11)	Fair Value includes the Company’s interest in fee rebates on CLO Subordinated notes.
(12)	Holding represents over 5% of net assets.

See Notes to Financial Statements.
16	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Statement of Operations

For the Year Ended March 31, 2026
INVESTMENT INCOME
Collateralized loan obligations interest - Equity	$65,712,272
Collateralized loan obligations interest - Debt	215,595
Other income	6,583,810
Total investment income	$72,511,677

EXPENSES
Advisory fees (Note 5)	$7,095,686
Incentive fee (Note 5)	9,432,136
Professional fees	1,010,036
Administration and fund accounting fees	874,037
Offering costs	718,167
Directors’ fees	374,629
Insurance fees	230,823
Custodian fees	100,391
Transfer agent fees	87,734
General administrative fees	870,983
Interest expense	13,988,499
Total Expenses	34,783,121
NET INVESTMENT INCOME	$37,728,556

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM INVESTMENTS
Net realized loss from investments	(6,232,390)
Net change in unrealized appreciation/(depreciation) on investments	(157,721,520)
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS	(163,953,910)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(126,225,354)

See Notes to Financial Statements.
Annual Report | March 31, 2026	17

Sound Point Meridian Capital, Inc.	Statements of Changes in Net Assets

	For the Year Ended March 31, 2026	For the Period June 13, 2024 (Commencement of operations) to March 31, 2025
OPERATIONS
Net investment income	$37,728,556	$44,862,542
Net realized gain/(loss) from investments	(6,232,390)	(123,917)
Net change in unrealized appreciation/(depreciation) from investments	(157,721,520)	(27,138,675)
Net increase/(decrease) in net assets resulting from operations	(126,225,354)	17,599,950

DISTRIBUTIONS
From return of capital (Note 2)	(16,871,047)	(13,932,148)
From net investment income	(44,523,393)	(28,189,490)
Net decrease in net assets from distributions	(61,394,440)	(42,121,638)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	3,561,723	2,379,632
Issuances of common stock purchase agreement (Note 6)	1,028,244	113,199
Issuances of common stock (Note 6)	156,711	86,018,042
In-kind transaction	–	317,581,958
Net increase from capital share transactions	4,746,678	406,092,831

Net increase/(decrease) in net assets	(182,873,116)	381,571,143

NET ASSETS
Beginning of period (Note 1)	381,571,143	–
End of period	$198,698,027	$381,571,143

Company Share Activity
Reinvestment of distributions	244,136	118,184
Shares sold pursuant to the common stock purchase agreement (Note 6)	55,886	5,717
Shares sold (Note 6)	9,902	4,315,902
In-kind subscriptions	–	15,879,098
Net increase in shares outstanding	309,924	20,318,901

See Notes to Financial Statements.
18	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Statement of Cash Flows

For the Year Ended March 31, 2026
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(126,225,354)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(110,303,140)
Proceeds from sale of investment securities	31,612,483
Net (increase)/decrease in CLO equity costs	50,299,976
Net realized loss from investments	6,232,390
Net change in unrealized appreciation/(depreciation) on investments	157,721,520
(Increase)/decrease in assets:
Interest receivable	(21,694)
Prepaid expenses and other assets	(157,040)
Increase/(decrease) in liabilities:
Professional fees payable	210,718
Transfer agent fees payable	494
Directors fees payable	(94,815)
Interest payable on revolving credit facility	(102,799)
Advisory fees payable	(736,147)
Incentive fees payable	(1,587,438)
Accrued expenses and other liabilities	(119,526)
Net cash provided by operating activities	6,729,628

Cash Flows from Financing Activities:
Proceeds from reverse repurchase agreements	44,250,000
Payments on reverse repurchase agreements	(44,250,000)
7.875% Series B Preferred Shares due 2030	57,500,000
Net (increase)/decrease in deferred issuance cost - Preferred Shares	(1,717,713)
Proceeds from issuances of common stock purchase agreement	1,028,244
Payments on revolving credit facility	(55,000,000)
Borrowings on revolving credit facility	45,000,000
Proceeds from issuances of common stock	156,711
Distributions paid, net of reinvestment of distributions	(57,832,717)
Net cash (used in) financing activities	(10,865,475)

Cash and cash equivalents, beginning of period	$9,942,054
Net change in cash and cash equivalents	$(4,135,847)
Cash and cash equivalents, end of period	$5,806,207

Supplemental disclosure of non-cash operating and financing activities:
Reinvestment of distributions (Note 2)	$3,561,723
Cash paid during the year for interest expense	$13,152,979
Cash paid during the year for franchise taxes	$98,669

See Notes to Financial Statements.
Annual Report | March 31, 2026	19

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

1. ORGANIZATION

Sound Point Meridian Capital, Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company that is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We intend to qualify annually as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We were organized as Sound Point Meridian Capital, LLC, a Delaware limited liability company, on May 13, 2022. Effective March 13, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. Sound Point Meridian Management Company, LLC (the “Adviser”), is our investment adviser and manages our investments subject to the supervision of our board of directors. Sound Point Administration LLC (the “Administrator”) serves as our administrator. For further details, please refer to “Note 5. Related Party Transactions.”

On June 13, 2024 (commencement of operations), the Company priced its initial public offering (the “IPO”) and on June 14, 2024, the Company’s shares began trading on the New York Stock Exchange (the “NYSE”) under the symbol “SPMC”.

Our primary investment objective is to generate high current income, with a secondary objective of generating capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominantly U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance by increasing the value of the loans held by the CLO, generating high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures which include flexibility for the CLO manager, strong cushions on covenants and cash flow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The accompanying financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), include the accounts of the Company. The Company follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Company maintains its accounting records in U.S. dollars.

Use of Estimates

The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from these estimates, which could be material. In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

Cash and Cash Equivalents

Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, such as money market funds, each containing investments with original maturities of three months or less. The Company places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are classified as Level 1 assets and are included in the Company’s Schedule of Investments. Cash equivalents, if any, are carried at cost or amortized cost, which approximates fair value.

As of March 31, 2026, cash and cash equivalents were as follows:

Cash	$5,806,207
Cash Equivalents	–
Total Cash and Cash Equivalents	$5,806,207

Security Valuation

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (the “exit price”) in an orderly transaction between market participants at the measurement date.

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Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

In determining fair value, the Company uses various valuation approaches. Fair value is measured using a hierarchy of inputs that maximizes the use of observable inputs and minimizes the use of unobservable inputs. Under this hierarchy, the most observable inputs available are used. Observable inputs are inputs that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability based on the best information available under the circumstances.

Pursuant to Rule 2a-5 under the 1940 Act adopted by the United States Securities and Exchange Commission (“SEC”) in December 2020 (“Rule 2a-5”), the Board of Directors (“Board”) has designated the Adviser as the “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment to be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company can access.

●	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Valuations based on unobservable inputs that are significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. These estimated values do not necessarily represent the amounts that may ultimately be realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, these estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed.

Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments, which could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Fair Value Investments – Valuation Techniques and Inputs

Fair Value - Valuation Processes

The Adviser establishes valuation processes and procedures to ensure the valuation techniques for investments are fair, consistent and verifiable by designating an internal Valuation Committee (the “Committee”) to oversee the entire valuation process of the Company’s investments. The Committee is responsible for developing the Company’s written valuation processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of those valuation policies.

The Committee meets monthly to determine the valuations of the Company’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry-accepted pricing models, broker quotes, and other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

Collateralized Loan Obligations

Fair value of collateralized loan obligations is determined by recently executed transactions or market price quotations (where observable) using the mean between bid and ask prices. In instances where significant inputs are unobservable or when multiple quotations are unavailable, the investments may be fair valued based on criteria such as the transaction price on entry, prices of comparable securities or a discounted cash flow model to reflect expected exit values in the investment’s principal market under current market conditions. These investments will be categorized in Level 3 of the fair value hierarchy.

Annual Report | March 31, 2026	21

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

Loan Accumulation Facilities

The Adviser determines the fair value of loan accumulation facilities based on the expected interest to be received upon transfer of the underlying loans to the contemplated CLO transaction. These facilities are generally short- to medium-term in nature and are established to acquire loans on an interim basis that are expected to be contributed to a specific CLO transaction.

Under the governing documents of the loan accumulation facilities, loans acquired by the facilities are generally transferred to the contemplated CLO transaction at original cost plus accrued interest, less any interest earned by the Company for facilitating the investment. Because the loan accumulation facilities are expected to receive an amount equal to their cost basis in the underlying loan assets together with the related accrued interest upon consummation of the CLO transaction, the Adviser determines the fair value of the loan accumulation facilities to be the sum of (A) the cost of the Company’s investment, representing the principal amount invested, and (B) accrued interest related to the accumulation vehicle fundings.

The Adviser categorizes loan accumulation facilities as Level 3 investments. There is no active market and prices are unobservable.

Investment Income

CLO Equity

ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from equity tranche investments in collateralized loan obligations “CLO Equity” to be recognized under the effective yield method, with any difference between cash distributed and the amount calculated pursuant to the effective yield method being recorded as an adjustment to the amortized cost basis of the investment. The interest income is calculated using the effective yield method, based on the estimated cash flow expected to be collected over the life of the investment. It is the Company’s policy to update the effective yield for CLO equity investments at least quarterly.

CLO Debt

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Company does not expect the borrower to be able to service its debt and other obligations, the Company will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. As of March 31, 2026, the Company did not have any investments in its portfolio on non-accrual status.

Loan Accumulation Facilities

Loan accumulation facilities recognize interest income in accordance with ASC Topic 325-40-35-1, which requires the holder of a beneficial interest in securitized financial assets to determine interest income over the life of the beneficial interest using the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in loan accumulation facilities) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value.

During the year ended March 31, 2026, the Company recorded $2,455,463 of interest income from loan accumulation facilities. Such amounts are included in other income on the Statement of Operations. At the time the loan accumulation facility terminates, and the securitization period begins, no realized gain or loss is recognized. There are no loan accumulation facilities held by the Company as of March 31, 2026.

Other Income

Other income includes distributions from fee letters associated with portfolio investments. Distributions from fee letters represent an enhancement to the return on CLO equity investments and are recorded as other income when received. The Company may also earn success fees associated with its investments in loan accumulation facilities, which are contingent upon the closing of a CLO and issuance of its securities; such fees are earned and recognized when the repayment is completed. The Company also earns income on its cash balance, which is swept into an overnight sweep account at the close of business each day and then returned as cash the following business day.

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Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

Investment Transactions

Securities Transactions

Securities transactions are recorded on trade date. Realized gains and losses on sold investments are determined using the specific identification method. CLOs include an optional redemption feature that, following a specified non-call period, permits a majority of the CLO equity holders to direct the issuer to redeem its secured notes. The redemption may be funded through either a liquidation of the CLO’s assets or a refinancing with new debt and is treated as a voluntary prepayment of the secured debt before its stated maturity. For CLO equity investments subject to an exercised optional redemption, distributions received are applied first to reduce the remaining cost basis to zero; any excess distributions are then recognized as realized gains.

Reverse Repurchase Agreements

The Company may enter into reverse repurchase transactions for short-term cash borrowing. On June 25, 2024, Sound Point Meridian Capital, Inc. entered into a Master Repurchase Agreement (“MRA”) with Canadian Imperial Bank of Commerce (“CIBC”). Under the MRA, the Company sells securities to CIBC with an agreement to repurchase them later for a specified price. Reverse repurchase agreements are accounted for as secured borrowings and the cash received in exchange for securities delivered to CIBC is reflected as a liability on the Statement of Assets and Liabilities since the arrangement is short term in nature. Interest payments made on reverse repurchase agreements are reported as a component of interest expense on the Statements of Operations. The reverse repurchase agreements generally mature on the earlier of the related CLO closing date or three months after funding by CIBC to the Company.

For the year ended March 31, 2026, the average monthly balance and average interest rate in effect for reverse repurchase agreements were $7,500,000 and 7.04%. There are no reverse repurchase agreements entered by the Company as of March 31, 2026.

Deferred Issuance Cost

Deferred issuance costs consist of fees and expenses incurred in connection with the Preferred Shares (refer to Note 7 “Mandatory Redeemable Preferred Shares”). Amortization of deferred issuance costs is recorded under interest expense on the Statement of Operations on a straight-line basis.

Preferred Shares

The Company carries its mandatorily redeemable preferred shares at carrying value on the Statement of Assets and Liabilities, and not at fair value. Refer to “Note 7” Mandatorily Redeemable Preferred Shares” for further details.

Federal and Other Taxes

The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Internal Revenue Code, as amended (the “Code”), and as such, is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company must distribute at least 90% of its investment company taxable income, as defined by the Code, for each taxable year.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at different times for financial reporting and tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to income recognition deferral for distributions received from certain CLO equity positions that qualify as passive foreign investment companies.

As of the tax year ended September 30, 2025, the Company has a net capital loss carryforward of $0.

Annual Report | March 31, 2026	23

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

For the tax year ended September 30, 2025, the estimated components of distributable earnings (accumulated loss), reported on the Statement of Assets and Liabilities on a tax basis were as follows:

Undistributed long-term capital gains	–
Undistributed ordinary income	–
Distributable accumulated capital losses (carry forward)	–
Net unrealized (depreciation) on investments	$(3,576,133)
Other Timing Differences*	$(15,397,224)
Total	$(18,973,357)

*	Other timing differences include book/tax differences in the Company’s CLO Equity and partnership investments, as well as, timing differences caused by the difference between book and tax year end.

As of March 31, 2026, the effect of permanent “book/tax” reclassifications resulted in the following increase/(decrease) to the components of net assets:

Total distributable earnings/(accumulated losses)	$12,905,264
Paid-In-Capital	$(12,905,264)

These differences are primarily due to the CLO equity investments, partnership investments, and non-deductible excise tax paid.

The following table summarizes the tax character of distributions to common and preferred shareholders for the respective tax years. Tax information for the tax year ended September 30, 2025 is estimated and is not considered final until the Company files its tax return:

Tax Year	Ordinary Income	Return of Capital
Common Shares
2024	$28,189,490	$13,932,148
2025	$28,971,519	$24,529,948

8.00% Series A 2024 Preferred Shares

2025	$4,127,576	-

7.875% Series B 2025 Preferred Shares

2025	$943,288	-

As of March 31, 2026, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost of investments for tax purposes	$501,145,847
Gross tax unrealized appreciation	$–
Gross tax unrealized depreciation	$(132,993,907)
Net tax unrealized appreciation (depreciation) on investments	$(132,993,907)

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year taxable income into the next tax year and pay a nondeductible 4% US federal excise tax on such taxable income, as required. The Company has not accrued US federal excise tax for the year ended March 31, 2026. The Company may record an excise tax on undistributable taxable income when the Company determines its final taxable income and files its final tax return.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions to common stockholders may be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Under this policy, common stockholders are entitled to the Company’s distributions based on the common stock they hold on the record date. Distributions payable to common stockholders are recorded as a liability on the ex-dividend date and are paid to common stockholders on the payment date. A purchase of common stock of the Company before the declaration of a distribution may be disadvantageous because the distribution to common stockholders has the effect of reducing the net asset value (“NAV”) of the shares by the amount of the distribution. In addition, if an investor purchases shares through a taxable account, they could be subject to tax on the amount of the distribution. A purchase of shares of the Company at a time when net investment income and realized and unrealized capital gains have previously been earned, but a corresponding distribution has not yet been declared may have tax implications and is referred to as “buying a dividend.”

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Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company pursuant to the DRIP.

In addition to the regular monthly distributions, and subject to available taxable earnings, the Company may make periodic special and/or supplemental distributions representing the excess of its net taxable income over its aggregate monthly distributions paid during the year.

Amounts required to be distributed reflect estimates made by the Company. The Company may carry forward taxable income in excess of calendar year distributions and may accrue a 4% federal excise tax on such undistributed income, as required.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflects estimates made by the Company for federal income tax purposes and is subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company. To the extent that the Company’s distributions for the taxable year exceed current and accumulated earnings and profits, all or a portion of such distributions may be recharacterized as a tax return of capital to stockholders for federal income tax purposes. A tax return of capital distribution is generally not taxable to stockholders but reduces a stockholder’s tax basis, to the extent thereof, in shares of the Company’s stock on which the distribution was received, thereby potentially increasing the amount of taxable gain (or reducing any capital loss) when those shares are sold or otherwise disposed of. Additional tax return of capital distributions received after a stockholder’s tax basis is reduced to zero will be taxable gain to such stockholder.

Franchise Tax

The Company is incorporated in the State of Delaware and is subject to the annual Delaware franchise tax. Delaware franchise tax expense accrued was $99,216 for the year ended March 31, 2026, as reported under General administrative fees on the Statement of Operations.

3. INVESTMENTS

Fair value measurements

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company’s significant accounting policies in Note 2. The following table presents information about the Company’s assets measured at fair value as of March 31, 2026:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations - Debt	$–	$–	$1,280,807	$1,280,807
Collateralized Loan Obligations - Equity	$–	$–	366,871,133	366,871,133
Total	$–	$–	$368,151,940	$368,151,940

Financial instruments disclosed, but not carried, at fair value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried at fair value as of March 31, 2026, and the level of each financial liability within the fair value hierarchy:

Financial Instruments	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Series A 2024 8%	$56,008,785	$57,224,000	$–	$57,224,000	$–
Series B 2025 7.875%	55,504,246	56,120,000	–	56,120,000	–
Revolving Credit Facility	60,000,000	60,000,000	–	–	60,000,000
Total	$171,513,031	$173,344,000	$–	$113,344,000	$60,000,000

The Transfers into and out of Level 3 generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 for additional information related to the fair value hierarchy and valuation techniques and inputs. There were no transfers into or out of Level 3 investments during the year ended March 31, 2026.

Annual Report | March 31, 2026	25

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of March 31, 2026:

Asset	Fair Value as of March 31, 2026	Valuation Methodology	Unobservable Inputs	Range	Weighted Average*
CLO Equity	$362,576,873	Market quotes(1)	NBIM(2)	0.4% - 78.6%	41.92%
CLO Fee Notes	4,294,260	Discounted Cash Flow(3)	Discount Rate	15.00%	15.00%
CLO Debt	1,280,807	Market quotes(1)	NBIM(2)	88.0% - 100.0%	88.45%
Total	$368,151,940

*	Weighted average calculations are based on fair value of investments.
(1)	The Company relies on non-binding mid prices, sourced from independent pricing services such as Markit or brokers/dealers, as a key input for determining the fair value of CLO debt and equity investments as of the valuation date. These prices may be adjusted to reflect any pending equity distributions and/or general market performance. The prices are evaluated by the Valuation Committee alongside additional input from the investment team and reports provided by the independent trustees of each CLO. The Company conducts market appropriate evaluations on each position provided by these sources, with scenario analysis and assumptions that are recalibrated by market information and trading levels.
(2)	Market Quotes received are Non‐Binding Indicative Mid Prices (“NBIM”), which are not directly observable, as they are provided by third parties with independent rationale as to selection of market‐based inputs used to derive the prices, as well as expert judgment relating to the calibration and/or weighting of those inputs.
(3)	The Company values fee rebate side letters based on the negotiated rebates and fee holidays.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion. The above table is not intended to be all-inclusive but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of March 31, 2026. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

The following table shows the aggregate changes in fair value of the Company’s Level 3 investments during the year ended March 31, 2026:

	Asset Type
	Collateralized Loan Obligations - Debt	Collateralized Loan Obligations - Equity	Loan Accumulation Facilities	Total
Balance as of March 31, 2025	$1,987,136	$492,884,184	$8,843,849	$503,715,169
Net (increase)/decrease in CLO costs	(259)	(49,645,868)	(653,849)	(50,299,976)
Realized Gain/(Loss)	6,489	(6,238,879)	–	(6,232,390)
Change in Unrealized Appreciation/Depreciation	(94,433)	(157,627,087)	–	(157,721,520)
Purchases	–	110,303,140	34,594,200	144,897,340
Sales Proceeds	(618,126)	(22,804,357)	(42,784,200)	(66,206,683)
Transfer into Level 3	–	–	–	–
Transfer Out of Level 3	–	–	–	–
Balance as of March 31, 2026	$1,280,807	$366,871,133	$–	$368,151,940
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held on March 31, 2026	$(94,433)	$(157,627,087)	$–	$(157,721,520)

Purchase and Sales of Investment Securities

The cost of purchases and proceeds from the sale of securities, other than short‐term securities, for the year ended March 31, 2026, were as follows:

Company	Purchases of Securities	Proceeds From Sales of Securities
Sound Point Meridian Capital Inc.	$110,303,140	$31,612,483

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Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

4. RISK AND UNCERTAINTIES

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of senior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceeds its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager is unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the repaid investment, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company can sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Annual Report | March 31, 2026	27

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result, under certain circumstances, in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Loan Accumulation Facility Investment Risk

The Company may invest in loan accumulation facilities, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction, and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs. Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on Secured Overnight Financing Rate (“SOFR”) or may convert to a fixed rate of interest.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

28	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

5. RELATED PARTY TRANSACTIONS

Investment Adviser

On May 9, 2024, the Company entered into an advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.75% of our Total Equity Base which is calculated quarterly and payable quarterly in arrears. “Total Equity Base” means the NAV attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), if any. For the year ended March 31, 2026, the Company was charged a management fee of $7,095,686, of which $1,367,378 was payable as of March 31, 2026.

We have agreed to pay the Adviser as compensation under the Advisory Agreement a quarterly incentive fee up to 20% of our Pre-Incentive Fee Net Investment Income, which means interest income, dividend income and any other income accrued during the quarter minus the Company’s operating expenses, interest expense or interest on debt outstanding, but excluding the incentive fee for the immediately preceding calendar quarter, subject to a quarterly preferred return, or hurdle, of 2.00% (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero-coupon securities), accrued income that we have not yet received in cash. No incentive fee is payable to the Adviser on capital gains whether realized or unrealized. The incentive fee is paid quarterly in arrears to the Adviser as follows:

●	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed 2.00%;

●	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% in any calendar quarter; and

●	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For theyear ended March 31, 2026, the Companyrecognized incentive fee expense of $9,432,136. For the year ended March 31, 2026, the Company had an Incentive Fee payable of $1,740,636.

Administrator

Effective May 9, 2024, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities, equipment, and clerical, bookkeeping, and record-keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports for our stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing our NAV, oversees the preparation and filing of our tax returns, monitors our compliance with tax laws and regulations and prepares and assists the Company with any audits by an independent public accounting firm of our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our stockholders and the maintenance of our website. It provides support for our investor relations and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to the Company by others and provides such other administrative services as we may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement. Our allocable portion of such total compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator.

Certain accounting and other administrative services have been delegated by the Administrator to ALPS Fund Services, Inc. (“SS&C ALPS”). The Administration Agreement may be terminated by the Company without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to the Company. The approved Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis.

When considering the approval of the Administration Agreement, the Board considers, among other factors, (i) the reasonableness of the compensation paid by the Company to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to the Company as a result of the arrangements, and any conflicts of interest, (ii) the methodology employed by the Administrator in

Annual Report | March 31, 2026	29

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

determining how certain expenses are allocated to the Company, the Adviser and other relevant persons, (iii) the breadth, depth, and quality of such administrative services provided, (iv) the at-cost nature of the compensation provided by the Adviser to the Company, and (v) the possibility of obtaining such services from a third party.

For the year ended March 31, 2026, the Company incurred a total of $874,037 in administration fees, consisting of $570,345 and $303,692 relating to services provided by the Administrator and SS&C ALPS, respectively, which are included in the Statement of Operations, and of which $245,287 was payable as of March 31, 2026 and reflected on the Statement of Assets and Liabilities as part of accrued expenses and other liabilities.

No compensation is, or is expected to be, paid by the Company to directors who are “interested persons” of the Company, as such term is defined in the 1940 Act, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Affiliated Ownership

As of March 31, 2026, the Adviser and its affiliates and senior investment team held an aggregate of 26.41% of the Company’s common stock.

Exemptive Relief

In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser and certain of the Adviser’s affiliates and may do so, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. The Company and the Adviser received exemptive relief from the SEC, on May 15, 2024, to permit the Company and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions.

6. COMMON STOCK

As of March 31, 2026, there were 450,000,000 shares of common stock authorized, of which 20,628,825 shares were issued and outstanding.

On June 13, 2024, (commencement of operations), the Company issued 16,020,000 shares of common stock in exchange for $320,400,000 of Private Fund net assets at a value of $20.00 per share.

Pursuant to the final prospectus filed on the IPO closing date on June 17, 2024, the Company issued 4,000,000 shares of common stock at an initial public offering price of $20.00 per share for net proceeds of $80,000,000.

On July 11, 2024, pursuant to the original IPO prospectus filed on the IPO closing date, the Company issued additional common stock via the overallotment of 175,000 shares at an initial public offering price of $20.00 per share for net proceeds of $3,500,000.

On March 14, 2025, the Company entered into a committed equity financing agreement (“Common Stock Purchase Agreement”) with B. Riley Principal Capital II, LLC (“BRPC II”). Under this agreement, the Company has the right, but not the obligation, to direct BRPC II to purchase up to the lesser of (i) $25,000,000 in aggregate gross purchase price of our common stock and (ii) 4,052,100 shares of common stock over a 36‐month period. Since the inception of the agreement through March 31, 2026, BRPC II purchased 61,603 shares, resulting in $1,141,490 net proceeds to the Company.

On October 6, 2025, the Company entered into an equity distribution agreement (the “Equity Distribution Agreement”), by and among the Company, the Adviser, the Administrator and AG Asset Strategies LLC (the “Selling Stockholder”), and each of Oppenheimer & Co. Inc., Lucid Capital Markets, LLC, and B. Riley Securities, Inc. (collectively, the “Placement Agents”), as placement agents and/or principals thereunder. Under the Equity Distribution Agreement, the Company may, but has no obligation to, issue and sell, from time to time, up to $100,000,000 in aggregate offering price of shares (the “Company Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), through the Placement Agents. Under the Equity Distribution Agreement, the Selling Stockholder may, but has no obligation to, sell, from time to time, up to 5,297,083 shares of Common Stock (the “Selling Stockholder Shares” and, together with the Company Shares, the “Shares”) through the Placement Agents. Since the inception of the agreement through March 31, 2026, the Company has issued 9,902 new shares, resulting in $156,711 net proceeds to the Company.

7. MANDATORY REDEEMABLE PREFERRED SHARES

The Company issued 4,600,000 shares of mandatorily redeemable preferred shares at a par value of $0.001 per share, of which 4,600,000 were outstanding as of March 31, 2026. As of March 31, 2026, the Company had two series outstanding: 8.00% Series A 2024 Preferred Shares and 7.875% Series B 2025 Preferred Shares (collectively, the “Preferred Shares”).

The Company must redeem all outstanding Preferred Shares on their respective redemption dates at $25 per share plus any accumulated but unpaid dividends to the redemption date. The redemption obligation cannot be amended, altered, or repealed without the unanimous consent of the holders of the Preferred Shares. On or after the optional redemption date, the Company may, at its sole discretion, redeem the Preferred Shares at $25 per share plus any accumulated but unpaid dividends. With Board authorization, the Company may also repurchase Preferred Shares in the open market and extinguish the obligation. As of March 31, 2026, accumulated but unpaid dividends on the Series A and Series B Preferred Shares totaled $0.

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Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

The Company’s Preferred Share balances as of March 31, 2026, were as follows:

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Shares outstanding at March 31, 2025	2,300,000	–
Shares issued	–	2,300,000
Shares redeemed	–	–
Shares outstanding at March 31, 2026	2,300,000	2,300,000

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Principal value	$57,500,000	$57,500,000
Deferred issuance cost	(1,491,215)	(1,995,754)
Carrying value	$56,008,785	$55,504,246
Fair value(1)	$57,224,000	$56,120,000
Fair value price per share(1)	$24.88	$24.40

(1)	Represents the March 31, 2026, closing market price per share of Series A and Series B Preferred shares on the NYSE

The terms of the Company’s Preferred Share offerings are as set forth in the table below:

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Offering price per share	$25.00	$25.00
Term redemption date	November 30, 2029	July 31, 2030
Term redemption price per share	$25.00	$25.00
Optional redemption date	November 30, 2026	July 31, 2027
Stated interest rate	8.00%	7.875%

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Preferred Shares for the year ended March 31, 2026:

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Stated interest expense	$4,601,877	$3,219,994
Amortization of deferred issuance costs	$406,189	$326,532
Total interest expense	$5,008,066	$3,546,526
Weighted average effective interest rate	8.24%	8.11%

8. REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred shares and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation but also creates additional risks and expenses which will be borne entirely by common stockholders. The Company’s leverage strategy may not ultimately be successful.

On July 8, 2024, the Company entered into a $100,000,000 revolving credit facility with CIBC (the “Revolving Credit Facility”), which may be increased up to $125,000,000 at the option of existing and/or new lenders (the “Commitment Amount”). The Revolving Credit Facility is secured by a first-priority perfected security interest in substantially all of the Company’s assets, including, without limitation, all eligible portfolio investments of the Company, subject to certain exceptions. Borrowings under the Revolving Credit Facility bear interest at term SOFR for 1 month or 3 months plus a margin of 3.75% per annum.

On August 6, 2025, the Company amended its Revolving Credit Agreement with the CIBC. The amendment extends the facility’s maturity to August 4, 2028, and permits one optional 364-day extension. The aggregate commitment increases up to $150 million.

Annual Report | March 31, 2026	31

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

Borrowings continue to bear interest of Term SOFR for 1 month or 3 months plus 3.75%. A 0.50% commitment fee applies to unused commitments when utilization falls below 70%. Prepayments are prohibited prior to August 6, 2026, without lender consent after which prepayment premiums decline from 1.00% to 0%. As of March 31, 2026, there were $0 of unused line fees and $0 of prepayment penalties paid.

The facility is secured by substantially all Company assets, with Bank of New York Mellon serving as custodian and collateral agent. The amendment maintains key covenants, including a maximum loan-to-value ratio of 50% and compliance with the 200% asset coverage requirement under the Investment Company Act of 1940.

As of March 31, 2026, the Company had outstanding borrowings of $60,000,000 at a blended current yield of 7.42%. The interest expense for the year ending March 31, 2026, on the Revolving Credit Facility was $5,272,603 and is recorded in interest expense on the Statement of Operations. As of March 31, 2026, the Company was in compliance with financial and collateral coverage covenants under the Revolving Credit Facility.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Revolving Credit Facility.

9. ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred shares, and borrowings from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Shares, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowing as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred shares and from declaring certain distributions to its stockholders. In addition, if applicable, financing documents may require the Company to cure coverage shortfalls within specified time frames.

The following table summarizes the Company’s asset coverage with respect to its Preferred Shares and Revolving Credit Facility as of March 31, 2026:

	As of March 31, 2026	As of March 31, 2025
Total Assets	$374,527,384	$514,047,726
Less liabilities and debt not represented by senior securities	(829,357)	(6,745,839)
Net total assets and liabilities not represented by senior securities	$373,698,027	$507,301,887
Revolving Credit Facility	$60,000,000	$70,000,000
Preferred Shares	$115,000,000	$55,730,744
Asset coverage for senior securities represented by debt (300%)(1)	623%	725%
Asset coverage for senior securities including preferred securities (200%)(2)	214%	403%

(1)	Asset coverage for senior securities represented by debt is calculated in accordance with Section 18(h) of the 1940 Act.
(2)	Asset coverage for senior securities, including preferred shares, is calculated in accordance with Section 18(h) of the 1940 Act.

10. COMMITMENTS AND CONTINGENCIES

As of March 31, 2026, the Company did not have any unfunded commitments.

The total commitment amount does not necessarily represent future cash requirements. The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

32	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

11. INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnification. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2023, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which enhances the transparency of income tax disclosures. The ASU requires public business entities, on an annual basis, to provide disclosure of income taxes paid disaggregated by federal, state and foreign jurisdictions. ASU 2023-09 is effective for public business entities for annual periods beginning after December 15, 2024. The Company has evaluated provisions of ASU 2023-09, which will not have a material effect on the Company’s financial statements and related disclosures.

13. SEGMENT REPORTING

The Company has a single reportable segment with investment objectives described in Note 1 “Organization.” The chief operating decision maker (“CODM”) of the Company consists of the Chief Executive Officer and Chief Financial Officer. The financial information in the form of the Company’s portfolio composition, total returns, changes in net assets and expense ratios, which are used by the CODM to assess the Company’s performance and to make operational decisions for the Company’s single segment, is consistent with that presented within the Company’s financial statements. These metrics also aid the CODM in determining distributions to stockholders. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Annual Report | March 31, 2026	33

14. FINANCIAL HIGHLIGHTS

	For the Year Ended March 31, 2026		For the Period June 13, 2024 (Commencement of operations) to March 31, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$18.78		$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	1.84		2.22
Net realized and unrealized loss on investments	(7.99)		(1.36)
Total income (loss) from investment operations	(6.15)		0.86

DISTRIBUTIONS
From net investment income	(2.17)		(1.39)
From return of capital	(0.83)		(0.69)
Total distributions	(3.00)		(2.08)

NET ASSET VALUE, END OF PERIOD	$9.63		$18.78

NET ASSET VALUE TOTAL RETURN	(37.18	%)(b)	4.09	%(b)(c)
MARKET VALUE TOTAL RETURN	(45.01	%)(b)	10.52	%(b)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$198,698		$381,571

RATIOS TO AVERAGE NET ASSETS (INCLUDING INTEREST EXPENSE AND INCENTIVE FEES)
Ratio of gross expenses to average net assets	10.95	%(d)	7.10	%(d)
Ratio of net expenses to average net assets	10.95	%(d)	7.10	%(d)
Ratio of net investment income to average net assets	11.88	%(d)	14.71	%(d)

RATIOS TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE AND INCENTIVE FEES)
Ratio of gross expenses to average net assets	3.58	%(d)	2.88	%(d)
Ratio of net expenses to average net assets	3.58	%(d)	2.88	%(d)

ASSET COVERAGE RATIO
Asset coverage for debt securities (300%)	623%		725%
Asset coverage for senior securities including preferred securities (200%)	214%		403%

PORTFOLIO TURNOVER RATE	7%		16	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Returns do not reflect the deduction of taxes that a shareholder would pay on company distributions or upon the disposition of common shares.
(c)	Not annualized.
(d)	Annualized (except incentive fee, professional fees and certain other administrative fees that are not recurring).

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Sound Point Meridian Capital, Inc.	Notes to Financial Statements
March 31, 2026

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s financial statements as of and for the dates noted.

Type and Year End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)
Revolving Credit Facility (CIBC)
March 31, 2026	$60,000,000	$6,228.30	N/A	N/A
March 31, 2025(4)	$70,000,000	$7,247.17	N/A	N/A

8.00% Series A 2024 Preferred Shares
March 31, 2026	$57,500,000	$53.39	$25.00	$25.01
March 31, 2025(4)	$57,500,000	$99.47	$25.00	$24.87

7.875% Series B 2025 Preferred Shares
March 31, 2026	$57,500,000	$53.39	$25.00	$25.09

(1)	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated in accordance with section 18(h) of the 1940 Act. With respect to Series A Preferred Shares and Series B Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred shares (based on a per share liquidation preference of $25.00). With respect to the Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Series A and Series B Preferred Shares would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of the Series A Preferred Shares (NYSE: SPMA) and Series B Preferred Shares (NYSE: SPME).
(4)	For the period June 13, 2024 (commencement of operations) to March 31, 2025.

15. SUBSEQUENT EVENTS

On April 30, 2026, the Company paid total distribution of $0.20 per share on its common stock. Additionally, on May 20, 2026, the Company declared three separate distributions of $0.20 per share on its common stock. The distributions are payable on each of July 31, 2026, August 31, 2026, and September 30, 2026, to holders of record as of July 15, 2026, August 17, 2026 and September 15, 2026, respectively.

The Company has evaluated subsequent events through the date of issuance and noted no other events that necessitate adjustments to or disclosure in the financial statements.

Annual Report | March 31, 2026	35

Report of Independent Registered
Sound Point Meridian Capital, Inc.	Public Accounting Firm

To the Board of Directors and Stockholders of Sound Point Meridian Capital, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sound Point Meridian Capital, Inc. (the “Company”) as of March 31, 2026, and the related statements of operations and cash flows, for the year ended March 31, 2026 and the statement of changes in net assets for the year ended March 31, 2026 and for the period June 13, 2024 (commencement of operations) through March 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2026, the results of its operations and its cash flows for the year ended March 31, 2026, and the changes in net assets for the year ended March 31, 2026 and for the period June 13, 2024 (commencement of operations) through March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 27, 2026

We have served as the Company’s auditor since 2024.

36	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Supplemental Information
March 31, 2026 (Unaudited)

Price Range of Common Stock

Our common stock began trading on June 14, 2024 and is currently traded on the NYSE under the symbol “SPMC.” The following table lists the high and low closing sale price for our common stock, the high and low closing sale price as a percentage of NAV and distributions declared per share each quarter since June 14, 2024.

		Closing Sales Price		Premium (Discount) of High Sales Price to	Premium (Discount) of Low Sales Price to
Period	NAV(1)	High	Low	NAV(2)	NAV(2)
Fiscal year ending March 31, 2025
First quarter(3)	$19.91	$20.07	$19.90	0.80%	-0.05%
Second quarter	$19.59	$20.35	$19.02	3.88%	-2.91%
Third quarter	$20.52	$21.41	$18.75	4.34%	-8.63%
Fourth quarter	$18.78	$22.11	$19.72	17.73%	5.01%

Fiscal year ending March 31, 2026
First quarter	$18.50	$20.50	$16.90	10.79%	-8.66%
Second quarter	$16.91	$18.45	$17.20	9.11%	1.71%
Third quarter	$14.02	$18.11	$13.21	29.17%	-5.78%
Fourth quarter	$9.63	$14.82	$8.46	53.89%	-12.15%

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	The Company commenced operations on June 13, 2024.

Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Company’s shares of common stock will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Company’s NAV will decrease. It is not possible to predict whether the Company’s shares will trade at, above or below NAV in the future. Our NAV per share was $9.63 as of March 31, 2026. The closing sales price for shares of the Company’s common stock on the NYSE on March 31, 2026 was $8.95, which represented a 7.06% discount to NAV per share. As of March 31, 2026, there were seven stockholders of record of the Company’s common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

Annual Report | March 31, 2026	37

Sound Point Meridian Capital, Inc.	Dividend Reinvestment Plan
March 31, 2026 (Unaudited)

We have established an automatic dividend reinvestment plan, or “DRIP.” Each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of our common stock are automatically reinvested (net of applicable withholding tax) in additional shares of our common stock by SS&C GIDS, Inc., or the “DRIP Administrator,” unless a common stockholder opts out of the DRIP. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless required to pay applicable federal, state, and local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of our common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive all distributions in cash.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to NAV. Under such circumstances, the number of shares to be credited to each participant is determined by dividing the aggregate dollar amount of the distribution by 95% of the closing market price per share on the payment date, provided that if 95% of the closing market price per share on the payment date is below our last determined NAV per share, then the number of shares to be credited to each participant’s account pursuant to the DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) our last determined NAV per share and (ii) the closing market price per share. The market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the DRIP. Shares purchased in open market transactions by the DRIP Administrator will be allocated to a common stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our common stockholders have been tabulated.

There are no brokerage charges with respect to shares of common stock issued directly by us. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.03 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of our common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Administrator in writing at 801 Pennsylvania Ave., Suite 219360 Kansas City, MO 64105-1307. The DRIP Administrator will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a common stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Administrator electronically transfer their shares to the broker through the Direct Registration System.

Common stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Administrator in writing at 801 Pennsylvania Ave., Suite 219360 Kansas City, MO 64105-1307. Such termination will be effective immediately if the notice is received by the DRIP Administrator prior to any distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such distribution, with respect to any subsequent distribution. If a holder of our common stock withdraws, full shares will be credited to their account, and the common stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of our common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the common stockholder wishes, the DRIP Administrator will sell their full and fractional shares and send them the proceeds, less brokerage trading fees of $0.03 per share. If a common stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Administrator may terminate such common stockholder’s participation in the DRIP after written notice. Upon termination, common stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Common stockholders who are not participants in the DRIP but hold at least one full share of our common stock may join the DRIP by notifying the DRIP Administrator in writing at 801 Pennsylvania Ave., Suite 219360 Kansas City, MO 64105-1307. If received in proper form by the DRIP Administrator before the record date of a distribution, the election will be effective with respect to all distribution paid after such record date. If a common stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the common stockholder should contact their nominee to see if it will participate in the DRIP. If a common stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the common stockholder will need to request that their shares be re- registered in their own name, or the common stockholder will not be able to participate. The DRIP Administrator will administer the DRIP on the basis of the number of shares certified from time to time by the common stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, we and the DRIP Administrator reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or requests for additional information about the DRIP should be directed to the DRIP Administrator 801 Pennsylvania Ave., Suite 219360 Kansas City, MO 64105-1307.

38	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

1. SOUND POINT MERIDIAN CAPITAL INC.

The following information in this annual report is a summary of certain changes during the fiscal year ended March 31, 2026. This information may not reflect all of the changes that have occurred since you purchased shares of the Company.

During the applicable period, there have been: (i) no material changes to the Company’s investment objectives and policies that have not been approved by stockholders, (ii) no material changes to the Company’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Company, and (iv) no changes to the Company’s charter or bylaws that would delay or prevent a change of control of the Company.

Investment Objectives and Strategies

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” beginning with our tax year ended September 30, 2024. We were formed on May 13, 2022 as Sound Point Meridian Capital, LLC, a Delaware limited liability company, and effective March 13, 2024, we converted to a Delaware corporation under the name Sound Point Meridian Capital, Inc. On June 14, 2024, our common stock began trading on the New York Stock Exchange (the “NYSE”) under the ticker symbol “SPMC” following our initial public offering of 4,000,000 shares of our common stock (the “IPO”) at a public offering price of $20.00 per share. On November 7, 2024, our 8.00% Series A Preferred Shares due 2029 began trading on the NYSE under the ticker symbol “SPMA” following our public offering of 2,000,000 Series A Preferred Shares on November 7, 2024, at a public offering price of $25.00 per share. On November 19, 2024, the underwriters exercised their overallotment option in full for an additional 300,000 shares of Series A Preferred Shares. On July 18, 2025, our 7.875% Series B Preferred Shares due 2030 began trading on the NYSE under the ticker symbol “SPME” following our public offering of 2,300,000 shares of Series B Preferred Stock at a public offering price of $25.00 per share.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party collateralized loan obligation (“CLO”) equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generation of high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures, which include flexibility for the CLO manager, strong cushions on covenants and cashflow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives, including, among other investments, junior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short- to medium-term facilities, often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and typically leveraged four to six times. The amount that we will invest in other securities and instruments will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, based on the Adviser’s assessment of prevailing market conditions. Finally, the Adviser implements an active portfolio management style.

The CLO equity securities in which we primarily seek to invest are typically unrated and are considered speculative with respect to timely payment of interest and repayment of principal. The CLO equity securities in which we intend to invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments. Risks in CLO tranches tend to evolve over time and across the cycle, as a function of the credit risk in the underlying portfolio and the behavior of the manager. Given that the CLO market is generally slow to reprice these changes in risk profiles, the Adviser believes it can mitigate these risks and take advantage of this latency to improve returns. The CLOs in which we intend to invest are typically collateralized by below-investment grade loans (sometimes referred to as leveraged loans). The equity tranche of a CLO represents the most subordinated tranche in a CLO’s capital structure. Such securities are therefore subject to greater risks than securities issued by a CLO in higher priority tranches, including credit (i.e., default) risk and liquidity risk.

Annual Report | March 31, 2026	39

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

CLO equity is an illiquid investment. For the most part, CLO equity trades “by appointment” and trading prices are heavily negotiated. Projected cashflows to CLO equity involve a number of assumptions about the future, including interest rates, reinvestment spreads on loans bought in the future, loan prepayment rates, and other factors that may be difficult to predict. As such, CLO equity is considered a “speculative” investment by rating agencies and there is generally no standard methodology or observable market that allows a buyer or seller to easily price a CLO equity position at the time of trade.

We may also engage in “Derivative Transactions,” as described below, from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter, or “OTC,” options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors, or collars, and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.”

CLO Structural Elements

Structurally, CLO vehicles are entities formed to originate and/or acquire a portfolio of loans. The loans within the CLO vehicle are generally limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received, the CLO vehicle makes contractual interest payments to the holders of each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate payment and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the holders of the equity tranche. The contractual provisions setting out this order of payments are detailed in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to the holders of each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle. CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values.

The diagram below is for illustrative purposes only. The CLO vehicles in which we may invest may vary substantially from the illustrative example set forth below.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders.

40	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

Investment Restrictions

Our investment objectives and our investment policies and strategies, except for the six investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.

As referred to above, the following six investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

(1)	We may not issue senior securities (including borrowing money), except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2)	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3)	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4)	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

(5)	We may not make loans, except to the extent consistent with our investment objectives and our investment policies and strategies described in this prospectus or otherwise permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations, or other forms of debt instruments) shall not constitute loans by us; and

(6)	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time, or (c) as set forth in the following paragraph. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.”

We may invest up to 100% of our assets in securities issued by CLO vehicles and in corporate debt instruments, which may be acquired directly in privately negotiated transactions or in secondary market purchases.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations, or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this report or in our prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets, or other circumstances will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Annual Report | March 31, 2026	41

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

Use of Leverage and Leverage Risks

The use of leverage, whether directly through borrowing under a revolving credit facility with Canadian Imperial Bank of Commerce (the “Credit Facility”) or the issuance of the 8.00% Series A Term Preferred Stock due 2029 or the 7.875% Series B Term Preferred Stock due 2030, or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify our risk of loss. CLO equity and junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities in which we invest are subject to a higher degree of loss since the use of leverage magnifies losses.

We may use leverage to the extent permitted by the 1940 Act. We have incurred leverage by issuing preferred stock and incurring indebtedness for borrowing money. We are permitted to obtain additional leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. In contrast to the CLOs in which we will invest, which are typically highly leveraged, we intend to use relatively limited amounts of leverage (generally expected to consist of borrowings or the issuances of preferred stock or debt securities) in order to optimize the returns to our stockholders. We seek to use appropriate leverage that enhances returns without creating undue risk in the portfolio in the case that the CLO market weakens. Over time, the Adviser may decide that it is appropriate to use more leverage to purchase assets or for other purposes, or to reduce leverage by repaying any outstanding facilities. The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged. The use of leverage creates additional expenses that will be borne entirely by common stockholders. The Company’s leverage strategy may not ultimately be successful.

The following table is intended to illustrate the effect of the use of direct leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-26%	-16%	-7%	2%	12%

(1)	Assumes (i) $374.5 million in total assets as of March 31, 2026; (ii) $198.7 million in net assets as of March 31, 2026; and (iii) an annualized weighted average interest rate on our indebtedness and preferred equity, as of March 31, 2026, of 8.00%.

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 3.75% to cover annual interest and dividend payments on our outstanding indebtedness and preferred equity.

Principal Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Limited Prior Operating History

We were formed in May 2022 and commenced operations on June 13, 2024, and are therefore subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and similar structured finance securities in which the Company invests are backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as investor in the equity tranche. Compression of credit spreads on a CLO’s underlying senior secured loans, absent a commensurate (in timing or magnitude) refinancing or reset of the CLO’s liabilities, would generally reduce the residual cash flows available to the CLO equity. In addition, there is a risk that majority lenders to an underlying loan or other debt instrument held by a CLO or structured finance security could amend or otherwise modify the loan or debt instrument to the detriment of the CLO or structured finance security (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s or structured finance security’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s or structured finance security’s investment and, ultimately, the Company. In addition, CLOs and structured finance securities present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often

42	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.

Subordinated Securities Risk

CLO equity and mezzanine securities that the Company may acquire are subordinate in right of payment to more senior tranches of CLO debt. CLO equity and mezzanine securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets.

Re-Pricing Risk

If interest rates on investments similar to a CLO’s secured notes fall below the prevailing levels at the time of issuance of those secured notes, the holders of CLO equity may have the right to cause a re-pricing of one or more classes of the secured notes, which will result in the interest rate payable with respect to each re-priced class to be reduced. Any mezzanine CLO securities in which we invest that are re-priced will be redeemed if we elect not to participate in the re-pricing, and such redemption may be at a time when other investments bearing the same rate of interest may be more difficult or expensive to acquire. A re-pricing may also result in a shorter investment than a holder of secured notes may have initially anticipated. Holders subject to a re-pricing may recognize taxable income to the extent of the excess of any distributions made on their secured notes during the taxable year in which the re-pricing occurs and may recognize short-term capital gain or loss if they sell, exchange, retire, or otherwise dispose of their notes within one year after the re-pricing, even if such gain or loss otherwise would have been long-term capital gain or loss.

Covenant-Lite Loans Risk

Covenant-lite loans are loans that possess few or no financial maintenance and reporting covenants intended to protect lenders. Covenant-lite loans are subject to the risks associated with investments in other types of loans. Generally, covenant-lite loans allow the borrowers more freedom to operate because their covenants are incurrence-based, which means they are only tested, and therefore can only be breached, at the time of a proposed affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that we invest in hold covenant-lite loans, our CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in loans with financial maintenance covenants.

High-Yield and Unrated Investment Risk

The CLO securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher-yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher-yield investments. Investing in CLO securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO securities that inherently involve leverage, may magnify the Company’s risk of loss. CLOs are typically very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities in which the Company invests are subject to a high degree of risk of loss.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or the obligor fails to pay principal, interest or other return when due because the issuer or debtor, as the case may be, experiences a decline in its financial performance or has other credit related issues, the Company’s income, NAV and/or market price may be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Key Personnel Risk

The Adviser manages our investments. We are dependent upon the key personnel of the Adviser for our future success. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. The Company can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Annual Report | March 31, 2026	43

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Adviser’s CLO investment team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the CLO investment team are and may in the future become affiliated with entities engaged in business activities similar to ours and may have conflicts of interest in allocating their time. Moreover, each member of the CLO investment team is engaged in other business activities which divert their time and attention. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

Our incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts our performance. In view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to a general increase in interest rates.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

CLO Warehouse Facilities Risk

The Company may invest in loan accumulation facilities, which are short- to medium-term facilities (also referred to as “CLO warehouses”) often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in CLO warehouses have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the CLO warehouse vehicle may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

44	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

Currency Risk

Any of the Company’s investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends, or other payments made that are denominated in a currency other than U.S. dollars.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

Fluctuations in interest rates, whether driven by governmental policy, inflation expectations or other market factors, could adversely affect the Company’s results, including both the level of cash flows the Company generates and the market value of its portfolio investments.

Income from the Company’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Company’s cash flow, the fair value of its assets, and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.

An increase in interest rates may also negatively affect the value of the Company’s fixed-rate investments, such as high-yield bonds, and could increase the Company’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

A purchase of the Company’s common stock shortly before payment of a dividend or distribution (referred to as “buying a dividend”) may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the common stock by the amount of the dividend or distribution. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Annual Report | March 31, 2026	45

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as geopolitical events, war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other trade barriers, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

Additional Information

In addition to the Company’s regulatory requirement to file certain portfolio information with the SEC (as described further in the enclosed report), the Company makes certain additional financial information available to investors via its website (www.soundpointmeridiancap.com), press releases and other public disclosures.

Information contained on our website is not incorporated by reference into this Annual Report and you should not consider information contained on our website to be part of this Annual Report or any other report we file with the SEC.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

2. MANAGEMENT

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of five members, three of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, the Board is divided into three classes with staggered three-year terms. The term of only one of the three classes expires at each annual meeting of our stockholders. The classification of the Board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

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Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates.

Name, Address and Birth Year(1)	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships
Interested Directors
Stephen Ketchum, Born 1961	Chairman	Since Inception	Chief Investment Officer and Managing Partner of Sound Point Capital Management since 2008.	Spectacle Bidco Holdings Inc., New York Police and Fire Widows’ and Children’s Benefit Fund, Museum of the City of New York, CitySquash.
Ujjaval Desai, Born 1972	Chief Executive Officer	Since Inception	Head of Structured Products and Investing of Sound Point Capital Management and Portfolio Manager for Sound Point Harbor Fund, LP since 2019, and Portfolio Manager for Sound Point CLO Fund, L.P. Fund since 2020	None
Independent Directors
Douglas Healy, Born 1965	Director and Chairperson of the Valuation Oversight Committee	Since March 19, 2024	Senior Advisor to AGL Credit Management since July 2024.	None
Matthew Forstenhausler, Born 1959	Director and Chairperson of the Audit Committee	Since August 30, 2024	Partner, Ernst & Young LLP from 1981-2019.	Wilshire Mutual Funds, Inc., Wilshire Variable Insurance Trust and Corient Registered Alternatives Fund.
Lana Lewin-Ross, Born 1967	Director and Chairperson of the Nominating Committee	Since March 19, 2024	Managing Director of Credit Suisse from 1996-2021.	None

The Company’s registration statement and prospectus include additional information about our directors. A copy of the prospectus is available upon request by calling (212) 895-2293 or from the EDGAR Database on the SEC’s website (www.sec.gov).

Officers

Information regarding our officers who are not directors is as follows:

Name, Address and Birth Year(1)	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
Lucas Foss, Born 1977	Chief Compliance Officer	Since July 26, 2024

Deputy Chief Compliance Officer, SS&C Registered Fund Services and Vice President (2021-Present), Assistant Vice President, Regulatory Compliance Manager (2020-2021), Senior Compliance Analyst at Jennison Associates (2013-2019).

Daniel Fabian, Born 1981	Chief Financial Officer	Since December 31, 2025	Global Chief Financial Officer of Sound Point Capital Management, LP (2025-Present), President and Chief Operating Officer of Alcentra (2007-2021).
Andrea Sayago, Born 1974	Secretary	Since March 19, 2024	Chief Compliance Officer, Associate General Counsel of the Adviser (2022-Present), Chief Compliance Officer (2011-2022).

(1)	The business address of each our directors and officers is c/o Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.

Annual Report | March 31, 2026	47

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

3. STOCKHOLDER MEETING INFORMATION

At the annual meeting of stockholders of the Company held on December 17, 2025, the stockholders of the Company voted to elect two directors, with each director to serve until the Company’s 2028 annual meeting of stockholders or until his successor is duly elected and qualifies. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
Ujjaval Desai(1)	14,515,214	678,317	0
Douglas T. Healy(2)	3,797,949	47,529	0

(1)	Elected by the holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class.
(2)	Elected by the holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class.

The following individuals’ terms of office as directors also continued after the annual meeting given that each person was not up for election at the annual meeting: Matthew Forstenhausler, Lana Lewin-Ross and Stephen J. Ketchum.

4. INVESTMENT ADVISORY AGREEMENT

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).

At a meeting held on February 4, 2026, the Board of Directors (the “Board”) of the Company, including a majority of the independent Directors (voting separately), voted to approve the renewal of the Advisory Agreement by and between the Company and Sound Point Meridian Management Company, LLC (the “Adviser”) for an additional one-year period. No additional considerations were identified beyond those customarily reviewed in connection with the renewal of similar investment advisory agreements.

In reaching a decision to approve the continuation and renewal of the Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Company, other comparable registered investment companies and business development companies (“BDCs”), an account advised by an affiliate of the Adviser, and a certain market index; (2) information regarding the fees and other expenses paid by the Company, including the cost of services provided by the Adviser and its affiliates; (3) the profitability to the Adviser of its relationship with the Company, including certain ancillary and other benefits received by the Adviser; (4) comparative information on fees and expenses borne by other comparable registered investment companies and BDCs and comparable accounts managed by an affiliate of the Adviser; (5) the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of the Company’s investors; and (6) various other factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services

The Directors reviewed and discussed the nature, extent and quality of the services provided by the Adviser to the Company. The Directors agreed that the key individuals servicing the Company had impressive credentials with many years of experience in the financial industry and specialized experience in the CLO industry, and that the Company had benefited from the Adviser’s experience and expertise. The Directors noted the full range of services provided by the Adviser to the Company, including investment management and portfolio selection, oversight of service providers, liquidity management, assistance with financial and other reporting obligations, and serving as the Board’s valuation designee under Rule 2a-5 under the 1940 Act. The Directors noted that the Adviser reported no material compliance, regulatory, or litigation issues. The Directors observed that the Adviser had focused on risk mitigation, as reflected in its diversification of the Company’s portfolio by number of CLO positions, vintage, credit quality, collateral managers, and underlying industries. As of December 31, 2025, the portfolio consisted of 97 CLOs across 30 CLO managers and 1,596 unique senior secured loans across more than 30 industries. The Directors concluded that the Adviser had demonstrated that it was focused on providing high quality services to the Company and its shareholders.

48	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

Investment Performance of the Company

The Board considered the performance of the Company as compared to the performance of a group of similar closed-end credit funds selected by the Adviser with comparable investment strategies to that of the Company and business development companies that have material investments in CLO equity and junior debt securities (the “Peer Group”). The Directors discussed the challenging CLO equity market environment in 2025, characterized by significant loan repricing, yield compression, and downward pressure on NAV. The Directors observed that the Company had outperformed compared to its Peer Group on average share price relative to the Company’s NAV and total return percentage on share price since the Company’s inception on June 13, 2024 (“Since Inception”) and underperformed compared to its Peer Group on dividend yield based on price and total return as a percentage of NAV Since Inception. The Directors considered that the Company’s near-term performance has been impacted by market-wide spread compression and that the investments made in 2025 are positioned to generate improved returns as non-call periods expire and refinancing opportunities emerge. The Directors concluded that the Company had provided acceptable returns to Company shareholders.

Costs of Services and Profits, and Fees

The Directors discussed with management the basis for the Adviser’s fee structure, noting that it differs from many other funds in that the incentive fee is tied to the Company’s yield performance — such that in a year of market-wide yield compression, as experienced in 2025, the incentive fee earned by the Adviser is correspondingly reduced. The Directors noted that the proposed base management fee of 1.75% and the performance fee of 20% of net investment income above a 2% quarterly performance return hurdle compare favorably to the Peer Group management fees that ranged from 1.75% to 2% for similar credit companies, and Peer Group incentive fees that were subject to a quarterly 1.75% to 2% hurdle. The Adviser noted that it experienced a profit margin of approximately 40% in the operation of the Company for the year ended December 31, 2025, as measured across other of the Adviser’s lines of business, and discussed why this represents an appropriate measure of profitability. In response to supplemental requests, representatives of the Adviser discussed its methodology to estimate its profit margin with respect to the Company, and also noted that the Adviser expected continued reasonable profits as the Company grows. The Directors concluded that the advisory fee was not unreasonable.

Economies of Scale

The Directors considered that the costs of managing and monitoring CLO equity and debt are expected to grow linearly with the size of the Company’s portfolio, given the active and specialized nature of the investment strategy, and therefore the Company was less likely to provide shareholders with economy of scale benefits of the type experienced by investment companies that invest in publicly traded securities. The Directors noted that the Adviser’s fee structure is consistent with market practice for the investment strategy employed.

Conclusion

In considering the Advisory Agreement, the Directors did not identify any one factor as all-important but rather considered many factors collectively in light of surrounding circumstances. Further, each Director may have afforded a different weight to different factors. The Directors, having requested and received such information from the Adviser as they believed reasonably necessary to evaluate the terms of the Advisory Agreement — including the supplemental profitability information provided at the request of the Board — and assisted by the advice of counsel, determined that continuation of the Advisory Agreement for an additional one-year term was in the best interests of the Company and its shareholders.

5. ADMINISTRATION AGREEMENT

We have entered into an Administration Agreement, pursuant to which Sound Point Administration LLC (the “Administrator”), furnishes us with office facilities, equipment, and clerical, bookkeeping, and record-keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently approved by the Board in February 2026.

6. PORTFOLIO INFORMATION

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (212) 895-2293, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Annual Report | March 31, 2026	49

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

7. TAX INFORMATION

For the fiscal year ended March 31, 2026, the Company recorded distributions on our common stock equal to $3.00 per share or $61,394,440.

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.soundpointcap.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Company is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Company hereby reports the following amount, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2026:

	Pursuant to:	Amount Reported
Section 163(j) Interest Earned	§163(j)	$11,849,771

8. VOTING PROXIES

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

9. PROXY POLICIES

Based on the nature of our investment strategy, we do not expect to receive proxy proposals, but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to vote proxies only where we believe that the vote is likely to have a material positive economic impact (or to avoid a material negative economic impact) on the value of the underlying credit position (taking into account any related hedges) or the short-term trading strategy employed. If we do not believe the exercise of a proxy vote right will have a material economic impact, we generally will not exercise our voting authority with respect to a proxy. In addition, we may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the Company’s stockholders.

10. PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Sound Point Meridian Management Company, LLC.

11. PROXY VOTING RECORDS

Information regarding how we voted proxies relating to portfolio securities during the most recent year ended March 31 is available, without charge: (1) upon request, by calling toll free (833) 217-6665; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.

50	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Additional Information
March 31, 2026 (Unaudited)

12. PRIVACY POLICY

We are committed to protecting your privacy. This privacy notice explains our privacy policies and those of our affiliated companies. The terms of this notice apply to both current and former stockholders. We are committed to safeguarding all non-public personal information we receive about you. With regard to this information, we have developed policies that are designed to protect this information, while allowing stockholder needs to be served.

When you purchase shares of our capital stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect non-public personal information about you, such as your name, address, social security number, or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic, or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any non-public personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semi-annual reports, proxy statements, and other information required by law. We may disclose your non-public personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant, or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your non-public personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Annual Report | March 31, 2026	51

SoundPoint MeridianCapital

Sound Point Meridian Capital, Inc.

375 Park Avenue, 34th Floor
New York, NY 10152
(833) 217-6665
IR@soundpointmeridiancap.com
www.soundpointmeridiancap.com

Investment Adviser

Transfer Agent

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant does not have a principal accounting officer, controller, or any person performing similar functions.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Registrant’s Code of Ethics.

(d)	During the period covered by this report, the Registrant has not granted any express or implicit waivers to its principal executive officer and principal financial officer from the provisions of the Fund’s Code of Ethics.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by this report, the Registrant’s Board of Directors has determined that Matthew Forstenhausler is qualified to serve as the audit committee financial expert serving on its audit committee and that Matthew Forstenhausler is “independent” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees for professional services billed by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $313,000 for the fiscal year ending March 31, 2026 and $260,449 for the period beginning on June 13, 2024 (commencement of operations) and ending March 31, 2025.

Audit-Related Fees

(b)	No such fees were billed during the fiscal year ending March 31, 2026 and for the period beginning on June 13, 2024 (commencement of operations) and ending March 31, 2025 for audit-related services provided by PwC.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $0 and $136,680 respectively, for the fiscal year ending March 31, 2026 and for the period beginning on June 13, 2024 (commencement of operations) and ending March 31, 2025.

All Other Fees

(d)	The aggregate fees for products and services provided by PwC, other than the services reported in paragraphs (a) through (c), were $0 for the fiscal year ending March 31, 2026 and $0 for the period beginning on June 13, 2024 (commencement of operations) and ending March 31, 2025.

(e)(1)	The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to Sound Point Meridian Management Company, LLC (the “Adviser”), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, was $0 for the fiscal year ending March 31, 2026 and $0 for the period beginning on June 13, 2024 (commencement of operations) and ending March 31, 2025.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Douglas T. Healy, Lana Lewin-Ross and Matthew Forstenhausler.

(b)	Not applicable.

Item 6. Investments.

(a)	A Schedule of Investments is included with the Annual Report to Stockholders filed under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements in Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated its proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below.

The guidelines will be reviewed periodically by the Adviser and the Registrant’s Independent Directors, and, accordingly, are subject to change.

POLICY: PROXY VOTING

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which Sound Point has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. Sound Point is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate Sound Point’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

Sound Point generally has proxy voting authority over securities held in Client accounts for which it has discretionary investment management responsibility. Proxy voting, however, is not an integral component of Sound Point’s investment strategy, which focuses primarily on investments and trading in fixed income, credit and creditlinked securities (collectively referred to herein as “credit positions”). These types of securities do not typically convey voting rights to the holder. To the extent Clients holds equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies. In the absence of a specific duty, if Sound Point does not believe the exercise of a proxy vote right will have a material economic impact on the client account, Sound Point may not exercise its voting authority with respect to a proxy. In addition, Sound Point may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

These policies and procedures do not mandate that Sound Point vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client’s best interest, such as when and if Sound Point determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, Sound Point will not vote proxies for which a Client has not delegated voting authority to Sound Point. Sound Point shall vote all proxies related to Client Accounts where such account has mandated such practice (e.g., 40 Act Fund Clients, Client accounts that specifically instructed Sound Point to vote proxies). With respect to ERISA clients, Sound Point will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client.

Proxy Voting Procedures

Procedures

The CCO or their designee is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underlying credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which they believe will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.

Sound Point has retained BroadRidge/ProxyEdge to assist it in coordinating and voting Client Proxies. The CCO or their designee will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.

Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Conflicts of Interest

Sound Point will not put its own interests ahead of a Client’s interest at any time and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary, or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders. The following conflicts of interest are monitored, and the results are presented to the Conflicts Committee as they arise or on a quarterly basis if there are no conflicts identified; director candidates related to Sound Point, shareholder proposals from Sound Point, its affiliates or clients; votes by portfolio managers where securities are also held in their personal accounts; and votes in securities where Sound Point has a material position.

Limitations on Proxy Voting

Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

Disclosure to Clients

Form ADV Disclosure Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via e-mail or telephone, to obtain information on how Sound Point voted such Client’s proxies for the past five (5) years. The summary of this Policy included in Sound Point’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

Client Requests for Information

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.

Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least five (5) years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first two (2) years in an appropriate office of Sound Point:

(i)	a copy of this Policy;

(ii)	a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;

(iii)	a record of each vote cast by Sound Point on behalf of its Clients;

(iv)	a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and

(v)	a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

Additionally, Sound Point shall collect proxy information necessary for the preparation and filing of any required forms, such as Form N-PX.

Sound Point will retain each of the records listed above in accordance with Sound Point’s Recordkeeping Policy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the portfolio managers of the Registrant, and information relating to the Registrant’s investment adviser, is set forth below as of March 31, 2026.

The management of the Registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser’s affiliate provides investment advisory services to pooled investment vehicles, collateralized loan obligations, and separately managed accounts. Together with the Registrant, these will be collectively referred to as the “Accounts." The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser or its affiliate to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the Registrant’s account. In those situations, the Adviser and its affiliate may have conflicts of interest in allocating investment opportunities between the Registrant and any other account managed by the Adviser’s affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser and/or its affiliate to favor such other accounts. Further, Accounts managed by the Adviser or its affiliate hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which could conflict with the positions held by other accounts in such CLOs, such as the Registrant. In these cases, when exercising the rights of each Account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or its affiliate, including the Registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in the Registrant’s best interests.

In addition, the Adviser’s affiliate (and the accounts it manages) may also invest in companies that compete with the Adviser and that therefore manage other accounts that compete for investment opportunities with the Registrant. The Registrant’s executive officers and Directors, as well as other current and potential future affiliated persons, officers and employees of the Adviser and its affiliate, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the Registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the Registrant or the Registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the Registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the Registrant has no interest. Certain of the Adviser’s and its affiliate’s senior personnel serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliate, or that are service providers to firms or entities such as the Adviser, the Registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the Registrant’s best interest. In addition, certain of such persons may hold direct and indirect personal investments in various companies, some of which do or may provide services to the Adviser, the Registrant, or other Accounts serviced by the Adviser or its affiliate, or to any issuer in which the Registrant may invest. The Registrant may pay fees or other compensation to any such company for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the Registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the Registrant and its affiliate and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the Registrant, and must treat each client fairly. When the Adviser and its affiliate purchase or sell securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may modify pro-rata allocations and give priority to certain accounts based on different allocation factors, including liquidity needs, investment objectives, tax sensitivity, among other allocation factors applicable to an account. The Registrant is expected to be considered for the allocation of investment opportunities together with other accounts managed by the Adviser’s affiliate. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the Registrant, will be able to participate in all investment opportunities that are suitable for it.

The Registrant may co-invest on a concurrent basis with other accounts managed by the Adviser’s affiliate, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s applicable written allocation procedures. Such accounts are also managed by Registrant’s portfolio managers. The Registrant and the Adviser have received exemptive relief from the SEC that permits the Registrant and its affiliate to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or its affiliate. The Adviser may determine not to allocate certain potential co-investment opportunities to the Registrant after taking into account regulatory requirements or other considerations. A copy of the Registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the Registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the Registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts so long as such investments are made in accordance with the relevant code of ethics requirements. The Registrant’s Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the Registrant’s day-to-day investment management and the implementation of the Registrant’s investment strategy and process. Biographical information on the senior investment team members, each of whom has served as a portfolio manager since the Registrant’s inception, is set forth below:

Stephen J. Ketchum, Managing Partner/Portfolio Manager/Member of Board of Managers of Sound Point Capital Management, LP.  Mr. Ketchum is the founder and principal owner of Sound Point Capital Management, LP (“Sound Point Capital Management”). Previously, Mr. Ketchum was Global Head of Media Investment and Corporate Banking for Banc of America Securities (“BofA”), where he was a member of the Global Investment Banking Leadership Team. As Global Head of Media & Telecom Banking, Mr. Ketchum was responsible, together with a risk partner, for a multi-billion-dollar portfolio of corporate loans and bonds, which was used to support investment banking activities. Prior to joining BofA, he was a Managing Director at UBS in the TMT Investment Banking Group. From 1990 to 2000, he was employed in the Investment Banking Department of Donaldson, Lufkin & Jenrette, most recently as a Managing Director. Mr. Ketchum is a Vice President of the Board of Trustees of the East Side House Settlement and also sits on the Board of Directors for the New York Police & Fire Widows’ & Children’s Benefit Fund and the Museum of the City of New York.

He earned his B.A. from New England College magna cum laude and an M.B.A. from the Harvard Business School.

Ujjaval Desai, Head of Structured Products Investing/Portfolio Manager, Structured Credit Investing. Mr. Desai joined Sound Point Capital Management in 2019 and is currently Head of Structured Products Investing and a Portfolio Manager for the Sound Point Harbor Fund, LP and Sound Point CLO Fund, L.P. The Sound Point Harbor Fund, LP and the Sound Point Harbor Offshore Fund, LP are domestic and offshore feeder funds, respectively, in a master-feeder structure with Sound Point Harbor Master Fund, LP. The Sound Point CLO Fund, L.P. and the Sound Point CLO Fund, Ltd. are domestic and offshore feeder funds, respectively, in a master-feeder structure with Sound Point CLO Master Fund. Additionally, Mr. Desai serves on numerous committees of Sound Point Capital Management, including: Management, Risk, CLO Risk, Allocation, and ESG. Prior to joining Sound Point Capital Management, Mr. Desai was a Partner at Ares Management, where he was the Head of Global Structured Products & European Liquid Loans and served as a Portfolio Manager for over $6 billion of structured credit funds and CLOs. Prior to his six years at Ares, Mr. Desai was Co-Founder and Managing Partner of Indicus Advisors, a structured credit and leveraged finance asset manager, which was started in 2006 and sold to Ares in 2011. Prior to Indicus Advisors, Mr. Desai was Head of Structured Credit origination and structuring business at J.P. Morgan in London and Goldman Sachs in London and New York. Having started his career in 1996, Mr. Desai has been one of the earliest participants in the CLO markets, with significant origination, structuring and investment expertise.

Mr. Desai earned a B.S., M.S., and M.Eng in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

Matt Seifert, Co-Portfolio Manager, Structured Products Investing. Mr. Seifert joined Sound Point Capital Management in 2017 and is currently a Co-Portfolio Manager of Structured Products Investing.

Additionally, Mr. Seifert serves on the following committees of Sound Point Capital Management: Best Execution, Allocation, Risk, and CLO Risk. Prior to joining Sound Point Capital Management, Mr. Seifert was a Vice President in the CLO Investment Management and Structuring team of the Leveraged Finance Group at American Capital (“ACAS”), where he was responsible for evaluating and executing principal CLO investments for the firm and structuring various ACAS-managed CLOs and funds. Prior to ACAS, Mr. Seifert was with PNC Capital Markets’ Asset Backed Finance group, where he focused on the origination and structuring and investing of broadly syndicated and middle-market CLOs. Mr. Seifert began his career as an aerospace and flight dynamics engineer for the Orbital Sciences Corporation, where he focused on spacecraft mission analysis and design.

Mr. Seifert earned a B.S. in Engineering with a concentration in Aerospace Engineering, a M.Eng. in Space Engineering and a M.S.E. in Financial Engineering, all from University of Michigan.

Dylan Leahy, Director, Structured Products Investing. Mr. Leahy joined Sound Point Capital Management in 2019 and is currently a Director on the Structured Products Investing team.

Prior to joining Sound Point Capital Management, Mr. Leahy was a CLO Analyst at New York Life Investors (“NYL”), where he was responsible for the structuring and portfolio analysis of NYL-managed CLOs. Prior to NYL, Mr. Leahy was an Associate at Ares Management (and ACAS prior to the merger) for three years, where he focused on the surveillance and valuation of third-party CLO investments. Mr. Leahy began his career as a Consultant at Deloitte.

Mr. Leahy earned a B.S. in Finance and Accounting from the University of Maryland.

The following table sets forth other accounts within each category listed for which the portfolio managers are jointly and primarily responsible for day-to-day portfolio management as of March 31, 2026. Among the accounts listed below, 106 of the “Other Pooled Investment Vehicles” (with total assets of $37.8 Billion) and 1 of the “Other Accounts” (with total assets of $14.9 Million) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Stephen Ketchum	2	$931	108	$37,889	15	$1,167
Ujjaval Desai	0	$0	3	$695	0	$0
Matthew Seifert	0	$0	2	$675	0	$0
Dylan Leahy	0	$0	2	$675	0	$0

*	Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the Registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Portfolio managers also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s senior management team. Many of the factors considered by management in reaching its compensation determinations will be impacted by the Registrant’s long-term performance and the value of the Registrant’s assets as well as the portfolios managed for the other client accounts of the Adviser’s affiliate.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the Registrant’s common stock which are owned beneficially by each portfolio manager as of March 31, 2026. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Stephen Ketchum	$500,001 – $1,000,000
Ujjaval Desai	$500,001 – $1,000,000
Matthew Seifert	$10,001 – $50,000
Dylan Leahy	$10,001 – $50,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There have been no purchases by or on behalf of the Registrant of shares or other units of any class of the Registrant’s equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s board of directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in securities lending activities during the fiscal year ended March 31, 2026.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Registrant’s Code of Ethics.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUND POINT MERIDIAN CAPITAL, INC.

By:	/s/ Ujjaval Desai
Ujjaval Desai (Principal Executive Officer)
Chief Executive Officer

Date:	May 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SOUND POINT MERIDIAN CAPITAL, INC.

By:	/s/ Ujjaval Desai
Ujjaval Desai (Principal Executive Officer)
Chief Executive Officer

Date:	May 27, 2026

By:	/s/ Daniel Fabian
Daniel Fabian (Principal Financial Officer)
Chief Financial Officer

Date:	May 27, 2026